UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials under 14a-12

INSPIRED ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INSPIRED ENTERTAINMENT, INC.

250 West 57th Street, Suite 415

New York, New York 10107

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Stockholders of Inspired Entertainment, Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Inspired Entertainment, Inc. (the “Company”) to be held on Tuesday, May 9, 2023 at 10:00 A.M., Eastern Time.

The Company has determined that it is in the best interests of our stockholders, board, and management to conduct the Annual Meeting as a “virtual meeting.”

Stockholders may attend the Annual Meeting virtually by visiting the website listed below and following the instructions on that website.

Attending the Virtual Meeting:

In order to attend the virtual Annual Meeting, you must register in advance at www.cstproxy.com/inseinc/2023. Registration will start beginning Tuesday, May 2, 2023 at 10:00 A.M., Eastern Time. Your control number, which is printed on your proxy card, will be required in order to register. Those wishing to dial into the Annual Meeting can telephone 1-800-450-7155 (within the United States and Canada) or 1-857-999-9155 (outside of the United States and Canada; standard rates apply) and use Passcode: 1507264## beginning ten minutes before the start of the Annual Meeting. However, those dialing into the Annual Meeting will only be able to attend in “listen only” mode and will not be able to vote at the Annual Meeting.

Details regarding voting and the business to be considered at the Annual Meeting can be found in the accompanying notice of Annual Meeting and proxy statement.

Your vote is important. Whether or not you are able to attend the Annual Meeting, please vote as soon as possible to make sure your shares are represented at the Annual Meeting.

Sincerely,

/s/ A. Lorne Weil
A. Lorne Weil
Executive Chairman

April 12, 2023

INSPIRED ENTERTAINMENT, INC.

250 West 57th Street, Suite 415

New York, New York 10107

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On

Tuesday, May 9, 2023

To the Stockholders of Inspired Entertainment, Inc.:

You are hereby given notice of the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Inspired Entertainment, Inc. (the “Company”), to be held on Tuesday, May 9, 2023, at 10:00 A.M., Eastern Time in virtual format via the internet at www.cstproxy.com/inseinc/2023. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card.

Beneficial holders that hold shares through a brokerage firm, bank, custodian or other nominee will need to contact such nominee to obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer (Phone: (917) 262-2373; E-mail: proxy@continentalstock.com) to have a control number generated.

At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon the following proposals:

1.	To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified (Proposal No. 1);

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers (Proposal No. 2);

3.	To approve the Inspired Entertainment, Inc. 2023 Omnibus Incentive Plan (Proposal No. 3);
4.	To ratify the appointment of KPMG LLP as the independent auditor of the Company for the fiscal year ending December 31, 2023 (Proposal No. 4); and
5.	To consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on March 31, 2023 as the record date (the “Record Date”) for the determination of Company stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Holders of record as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Your vote is important, regardless of the number of shares you own. Please read the accompanying proxy statement and vote as promptly as possible to ensure your shares are represented at the Annual Meeting.

By Order of the Board,

/s/ A. Lorne Weil
A. Lorne Weil
Executive Chairman

April 12, 2023

The accompanying proxy statement and other materials are being mailed to stockholders beginning on or about April 13, 2023.

IMPORTANT INFORMATION

Unless the holders of a majority of the outstanding shares of common stock entitled to be voted at the Annual Meeting are present or represented by proxy, we will not have a quorum for the Annual Meeting and no business may be transacted. Therefore, we request that you promptly vote your shares by following the instructions on the enclosed proxy card or voting instruction form. We request you do this even if you plan to attend the Annual Meeting, in order to ensure that your shares will be represented if you are unable to attend.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 9, 2023: The Proxy Statement and 2022 Annual Report on Form 10-K of the Company are available through the Investors link on our website at www.inseinc.com.

i

INSPIRED ENTERTAINMENT, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these proxy materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Inspired Entertainment, Inc. (the “Company,” “Inspired,” “we” or “us”) for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 9, 2023, at 10:00 A.M., Eastern Time, and at any adjournment or postponement thereof. This proxy statement provides you with information regarding the proposals to be presented at the Annual Meeting so that you can make an informed voting decision.

What is included in these materials?

These materials include:

●	this proxy statement;

●	the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2023 (the “Annual Report”); and

●	a proxy card (if you are a stockholder of record) or a voting instruction form (if you are a beneficial owner of shares held in street name).

How do I attend the Annual Meeting?

In order to attend the virtual Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote online, you must register in advance at www.cstproxy.com/inseinc/2023. Registration will start beginning Tuesday, May 2, 2023 at 10:00 A.M., Eastern Time. If your shares are held in your name (not in a “street account” through a brokerage firm or other nominee), enter the control number printed on your proxy card on the virtual meeting site and follow the instructions to register to attend the meeting. Prior to the start of the Annual Meeting, you will need to log into the meeting site using your control number.

If you are the beneficial owner of your shares (e.g., your shares are held in an account with a brokerage firm or other nominee) and wish to attend the virtual Annual Meeting, you must obtain a legal proxy by contacting your brokerage firm or other nominee that holds the shares and then obtain a control number for the meeting from Continental Stock Transfer & Trust Company (Phone: +1-917-262-2373; E-mail: proxy@continentalstock.com). Continental will ask you to provide a copy of your legal proxy and complete a brief form, following which you will receive an email that contains your control number and a link and instructions for attending the virtual meeting.

Stockholders wishing to dial into the Annual Meeting by telephone can call 1-800-450-7155 (within the United States and Canada) or +1-857-999-9155 (outside the United States and Canada; standard rates apply) and use the passcode 7205853# beginning ten minutes before the start of the Annual Meeting. However, those dialing into the Annual Meeting through this means will not be able to submit questions or to vote online during the Annual Meeting.

1

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are as follows:

1.	To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To approve the Inspired Entertainment, Inc. 2023 Omnibus Incentive Plan;

4.	To ratify the appointment of KPMG LLP as the independent auditor of the Company for the fiscal year ending December 31, 2023; and

5.	To consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who can vote at the Annual Meeting?

Holders of record of our common stock, par value $0.0001 per share (“Common Stock”), at the close of business on March 31, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 26,263,070 shares of Common Stock issued and outstanding.

How does the Board recommend that I vote?

Our Board unanimously recommends a vote:

●	“FOR” the election of each of the director nominees named in this proxy statement;

●	“FOR” the approval, on an advisory basis, of the compensation of the named executive officers;

●	“FOR” the adoption of the Inspired Entertainment Inc. 2023 Omnibus Incentive Plan; and

●	“FOR” the ratification of the appointment of KPMG LLP as the independent auditor of the Company for the fiscal year ending December 31, 2023.

How many votes am I entitled to per share?

Each share of Common Stock entitles the record holder thereof to one vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials (including a proxy card) were sent directly to you by the transfer agent.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, custodian or other nominee holder, then you are the beneficial owner of shares held in “street name,” and the proxy materials (including voting instructions) were sent to you by or on behalf of that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization as to how to vote your shares.

How do I vote?

Stockholder of Record. If you are a stockholder of record, you may submit your proxy over the Internet or by mail. Alternatively, you may vote your shares at the Annual Meeting if you attend the virtual meeting by following the instructions at www.cstproxy.com/inseinc/2023 (as described above, you will need to register in advance to attend the Annual Meeting). You will not be able to vote at the virtual meeting if you attend via telephone only. If you submit your vote by proxy, the individuals whose names are listed on the proxy card accompanying this proxy statement will act as your proxies and vote your shares as you direct. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Beneficial Owner of Shares Held in Street Name. If you are a beneficial owner of shares held in street name (e.g., in a brokerage or other nominee account), please refer to the voting instruction form provided by your brokerage firm or other nominee for instructions on the voting methods they offer, which typically include Internet and telephone voting options. If you would like to vote at the virtual Annual Meeting instead of by proxy, you will need to obtain a “legal proxy” from your brokerage firm or other nominee and a control number from Continental Stock Transfer & Trust Company which can be requested by email at proxy@continentalstock.com once you have obtained a legal proxy, as discussed further above.

2

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, multiple stockholders who share the same address may receive a single set of proxy materials unless we are provided with contrary instructions. This procedure reduces the volume of duplicate information distributed to any one household and helps reduce our printing costs, mailing costs, and other expenses. Under householding, stockholders continue to receive separate proxy cards but only one proxy statement and Annual Report. If you are a stockholder of record and would like another set of proxy materials or if you would like to request a change in your delivery preferences, please contact us as follows:

Inspired Entertainment, Inc.

250 West 57th Street, Suite 415

New York, New York 10107

Attention: Company Secretary

+1 (646) 565-3861

Stockholders who are beneficial owners of shares held in street name should contact their brokerage firm, bank, custodian or other nominee holder to request information about householding or request additional copies of the proxy materials.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote on each proposal at the Annual Meeting by submitting a new proxy with a later date. Stockholders of record may also revoke their proxy by virtually attending the Annual Meeting and voting or by sending written notice of revocation to the Company Secretary at 250 West 57th Street, Suite 415, New York, New York 10107. If you are a beneficial owner of shares held in street name, your brokerage firm, bank, custodian or other nominee can provide you with instructions on how to change your vote.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of at least a majority of the outstanding shares of Common Stock entitled to be voted at the Annual Meeting must be present or represented by proxy. “Broker non-votes” (described below) and “withhold” or “abstain” responses are included when determining the presence of a quorum.

What are broker non-votes?

A broker non-vote occurs when a brokerage firm holding shares for a beneficial owner does not vote on a proposal because the brokerage firm has not received voting instructions from the owner and does not have discretionary voting authority on the matter. These matters are often referred to as “non-routine” matters. Only the proposal concerning ratification of the appointment of the Company’s independent auditor is a routine matter.

What are my voting choices?

In regard to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board. In regard to the other proposals, you may vote “for,” “against,” or “abstain” on each proposal.

3

How many votes are required to approve each of the proposals?

In regard to the election of directors, assuming there is a quorum, directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. Broker non-votes and “withhold” votes will have no effect on the election results.

Approval of the advisory vote on the compensation of the Company’s named executive officers (Proposal 2) and approval of the adoption of the Inspired Entertainment, Inc. Omnibus Incentive Plan (Proposal 3) requires the affirmative vote of the majority of the votes cast in person or by proxy at the Annual Meeting, which means the number of shares voted “for” each such proposal must exceed the number voted “against” the proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting results with respect to that proposal.

Approval of the proposal to ratify the appointment of the Company’s independent auditor (Proposal 4) requires the affirmative vote of the majority of the votes cast in person or by proxy at the Annual Meeting. Your broker may vote your shares for this proposal if you do not provide voting instructions. Abstentions will have no effect on the result.

What happens if I sign, date and return my proxy card or voting instruction form, but do not indicate how to vote on the particular proposals?

If you duly sign, date and return the enclosed proxy card or voting instruction form but do not indicate how you wish to vote on the particular proposals, your proxy will follow the Board’s recommendations and vote in favor of the proposals.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

The final voting results will be tallied by the inspector of election. We will announce preliminary or final voting results at the Annual Meeting and we will publish final results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We expect to request nominee organizations to assist in the distribution of our proxy materials to their beneficial owner customers and may reimburse such organizations for certain of their reasonable out-of-pocket expenses related thereto. Our officers, directors and employees may assist in soliciting proxies or votes by telephone, electronic and personal communications, but no additional compensation will be paid to such individuals in connection with such activities. We have engaged Morrow Sodali LLC to assist in soliciting proxies for a fee of $7,500 plus reimbursement of expenses.

Who can help answer my additional questions?

You can contact our Company Secretary with any additional questions you have, including questions about how to execute your vote, by calling +1 (646) 565-3861 or by sending a letter to our Company Secretary at the offices of the Company at 250 West 57th Street, Suite 415, New York, New York 10107.

4

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age *	Position
A. Lorne Weil	77	Executive Chairman of the Board of Directors
Michael R. Chambrello	65	Director
Ira H. Raphaelson	69	Director
Desirée G. Rogers	63	Director
Steven M. Saferin	74	Director
Katja Tautscher	51	Director
John M. Vandemore	49	Director
Brooks H. Pierce	61	President and Chief Operating Officer
Stewart F.B. Baker	40	Executive Vice President and Chief Financial Officer
Carys Damon	46	Executive Vice President, General Counsel and Corporate Secretary

*	As of April 11, 2023

A. Lorne Weil has served as our Executive Chairman since the consummation of the business combination that created the current Inspired Entertainment, Inc. in December 2016. Mr. Weil was the co-sponsor and founder of Inspired’s predecessor, Hydra Industries Acquisition Corp, and served as its Chairman and Chief Executive Officer since its formation in 2014. Mr. Weil has been a principal of Hydra Management, an investment vehicle he formed, since September 2014. Mr. Weil was Chairman of the Board of Scientific Games Corporation (and its predecessor, Autotote Corporation) from October 1991 to November 2013. Scientific Games Corporation is a supplier of technology-based products, systems and services to gaming markets worldwide. Mr. Weil also served as the Chief Executive Officer of Scientific Games Corporation from 1992 to 2008 and from November 2010 to November 2013 and as the President from August 1997 to June 2005. Under Mr. Weil’s stewardship, the company made a number of significant acquisitions and joint ventures, including the privatization of the off-track betting operations of the State of Connecticut, and the acquisitions of Scientific Games Holdings Corp., IGT Online Entertainment Systems, Global Draw and WMS Industries, and the privatization of the Illinois, New Jersey and Italian lotteries. Prior to joining Scientific Games, Mr. Weil was President of Lorne Weil, Inc., a firm he founded which provided strategic planning and corporate development services to technology-based industries, a role he maintained from 1979 to November 1992. From 1974 to 1979, Mr. Weil was Vice President — Corporate Development at General Instrument Corporation. From 1970 to 1974, Mr. Weil was a manager with the Boston Consulting Group. Mr. Weil received his undergraduate degree from the University of Toronto, an M.S. degree from the London School of Economics and an M.B.A. from Columbia University, where he served for more than 10 years on the Board of Overseers. In 2012, Mr. Weil was the sponsor and Chairman of the Board of Andina Acquisition Corp., a NASDAQ-listed blank check company, and is currently the Chairman of its successor entity, Tecnoglass Inc. Mr. Weil served as Executive Chairman of Leisure Acquisition Corp., a blank check company from September 2017 until it completed a business combination in June 2021. We believe Mr. Weil is well qualified to serve as a member of our Board due to his extensive business and leadership experience, particularly in the gaming industry.

Michael R. Chambrello has been a director since January 2019. Mr. Chambrello is principal of Wickford Strategic Investment, LLC. Mr. Chambrello served as the Chief Executive Officer of North America Lottery for International Game Technology PLC from March 2015 until December 2017, where he was responsible for the development and delivery of all lottery technology solutions globally, the strategic development and management of the lottery business in the U.S. and Canada and the global instant ticket printing business. From July 2005 to December 2013, Mr. Chambrello served in various roles at Scientific Games Corporation, including Chief Operating Officer, President and Chief Executive Officer, and most recently as the Chief Executive Officer–Asia-Pacific Region. He served as President and CEO of Environmental Systems Products Holdings from November 2000 to June 2005 and as CEO of Transmedia Asia Pacific, Inc. and Transmedia Europe Inc. from 1998 to 1999. He served in various roles at GTECH Holdings Corporation and its subsidiaries, most recently as President of GTECH Corporation and Executive Vice President of GTECH Holdings Corporation, from 1981 to 1998. Mr. Chambrello has served on the board of directors of various public and private companies, most recently as chairman of the board of directors of Meridian Lightweight Technologies. He has also served on the board of numerous not-for-profit organizations, and currently sits on the executive committees of the Petit Family Foundation and the Southern Connecticut State University Foundation. Mr. Chambrello earned a Bachelor of Science degree in Economics from Southern Connecticut State University. We believe Mr. Chambrello is well qualified to serve as a member of our Board due to his extensive business experience, including significant operational experience with public companies in the gaming industry.

5

Ira H. Raphaelson has been a director since December 2016. Mr. Raphaelson is Senior Counsel at the law firm of White & Case LLP, in Washington, D.C and Chicago, Illinois. Mr. Raphaelson has also been an adjunct professor of law at Northwestern University’s Pritzker School of Law since September 2017. Mr. Raphaelson served as Executive Vice President and Global General Counsel of Las Vegas Sands Corp. from November 2011 and as the company’s Secretary from January 2015 until August 2016. Mr. Raphaelson served as vice president and general counsel of Scientific Games Corp. from February 2006 until October 2011 and as its secretary from June 2006 until October 2011. Mr. Raphaelson was a partner in and helped manage the Washington D.C. office of the law firm of O’Melveny & Myers LLP for ten years and a partner in the Washington D.C. office of Shaw Pittman for three years. Prior to entering private practice, he was a state and federal prosecutor for 15 years, serving the last two years as a Presidentially appointed Special Counsel for Financial Institutions Crime within the Department of Justice. Mr. Raphaelson earned an undergraduate degree and a law degree from Northwestern University. We believe Mr. Raphaelson is well-qualified to serve as a member of our Board due to his extensive legal and business experience, including his experience with public companies and advising with respect to legal compliance.

Desirée G. Rogers has been a director since August 2018. Ms. Rogers is the Chief Executive Officer and Co-Owner of Black Opal, LLC, a cosmetics company with two separate brands, Fashion Fair and Black Opal specifically designed for the ethnic market. From August 2010 until May 2017, Ms. Rogers was the Chief Executive Officer of Johnson Publishing Company, LLC, a lifestyle company inspired by the African American experience, from August 2010 until May 2017. Since May 2013, Ms. Rogers has served as the Chair of the Chicago tourism bureau, Choose Chicago, from 2013 until 2019. Ms. Rogers was the White House Social Secretary for President Obama from January 2009 to April 2010. She served as President of Social Networking for Allstate Financial, a business unit of the Allstate Corporation, from July 2008 to December 2008; as President of Peoples Gas and North Shore Gas, two utility companies owned by Peoples Energy Corporation (a public company acquired by Integrys Energy Group), from 2004 to July 2008; as Senior Vice President and Chief Marketing Officer and Vice President of Peoples Energy Corporation from 1997 to 2004; and as a Director of the Illinois Lottery from 1991 to 1997. In addition, Ms. Rogers served on the Board of Trustees of Equity Residential, a public real estate investment trust, from October 2003 to January 2009. She has also served on the board of Blue Cross Blue Shield, Pinnacle Entertainment, Inc. (until its merger with Penn National Gaming, Inc. in October 2018), Act II Global Acquisition Corp., Star Peak Corp. II and Star Peak Energy Transition Corp, and as the Vice Chairman of the Lincoln Park Zoo and the Museum of Science and Industry in Chicago, Illinois. She currently serves on the boards of Donors Choose, Northwestern Memorial Foundation, the Economic Club, the Commercial Club, World Business Chicago and on the board of Stagwell Inc. She has an undergraduate degree from Wellesley College and an M.B.A. from Harvard Business School. We believe Ms. Rogers is well qualified to serve as a member of our Board due to her extensive experience as a senior executive in the public and private sectors.

Steven M. Saferin has been a director since August 2018. Mr. Saferin is Managing Director of Entertainment and Sports Gaming Network, LLC, a gaming licensing consultancy firm he founded in 2019. Mr. Saferin previously founded Media Drop-In Productions (later named MDI Entertainment), a licensed lottery games and promotions business in 1986, where he served as President and Chief Executive Officer until 2003, when he sold the company to Scientific Games Corporation. Following the sale, Mr. Saferin continued to lead MDI as a division president and also assumed the position of Chief Creative Officer for Scientific Games in 2009 until his retirement in 2016. Prior to founding MDI, Mr. Saferin was the Director of Program Acquisitions at ESPN from 1982 to 1986 and served as a vice president with both Viacom Communications and Warner Amex Cable from 1978 to 1982. Mr. Saferin was an attorney for the Federal Communications Commission and for Viacom International Inc. between 1974 and 1978. He has a journalism degree from American University and was a sportswriter at the Washington Post. Mr. Saferin endowed the Sports Communication Program at American University. He holds a law degree from the University of Maryland. He has been recognized by the Lottery Hall of Fame for innovations in lottery advertising and the invention and implementation of licensed games in the lottery industry. We believe Mr. Saferin is well qualified to serve as a member of our Board due to his extensive experience in business, brand marketing and as a lottery products innovator.

6

Katja Tautscher has been a director since February 2021. Ms. Tautscher has served as the General Counsel of OMV Group, an Austrian multinational integrated oil, gas and petrochemical company, which is headquartered in Vienna, Austria, and listed on the Vienna Stock Exchange, since June 2022. In this capacity, Ms. Tautscher leads the legal team and provides respective services to the senior management and the different business units and functions. Prior to that, Ms. Tautscher was the Chief Legal and Compliance Officer of Borealis AG, one of the world’s leading providers of advanced and circular polyolefin solutions and a European market leader in base chemicals, fertilizers and the mechanical recycling of plastics. Ms. Tautscher joined Borealis AG in 2008 as General Counsel and served as Chief Legal and Procurement Officer to the Borealis Group, where she, next to her responsibilities to oversee all legal activities of the group, was also accountable for the cost efficient sourcing of all technical goods and services, raw materials and business services for the entire group, from 2014 to 2020. Prior to joining Borealis AG, Ms. Tautscher worked as Assistant General Counsel to Scientific Games Inc, a global leader in the gaming and lottery industries, from 2006. In this capacity, she conducted EU gaming regulatory work and was supervising UK legal operations. Before that, Ms. Tautscher worked as an associate and partner in Austrian and European magic circle law firms focusing on regulatory topics, including gaming and betting laws as well as competition and antitrust matters. Ms. Tautscher was previously a supervisory board member of Borealis Agrolinz Melamine GmbH. Ms. Tautscher currently serves as director of Borouge Pte, a privately held Singapore-based joint venture between Borealis AG and ADNOC, as Chairwoman of Borealis’ insurance captive and Borealis Insurance AS. She is a member of the audit committee of Borouge ADP, Abu Dhabi, and Borouge Pte, Singapore. Ms. Tautscher has a legal degree from the University of Vienna, Austria, and holds an LL.M. from London School of Economics and an M.B.A from INSEAD. She is admitted to the bar of Austria and is a solicitor of England and Wales. We believe that Ms. Tautscher is well qualified to serve as a member of the Board of Directors because of her extensive European legal and business experience, including her prior experience in the gaming industry.

John M. Vandemore has been a director since December 2016. Mr. Vandemore has served as Chief Financial Officer of Skechers, a globally branded casual footwear design and marketing company, since November 2017. Previously, he served as Executive Vice President, Divisional Chief Financial Officer of Mattel, from September 2015 until October 2017. Prior to that, he served as Chief Financial Officer and Treasurer of International Game Technology from 2012 until 2015. Prior to that, from 2007 to 2012, Mr. Vandemore served as Vice President and Chief Financial Officer of Walt Disney Imagineering, a division of The Walt Disney Company, a global entertainment company. From 2005 to 2007, Mr. Vandemore served as Vice President and Director, Operations Planning & Analysis of The Walt Disney Company. Prior to 2005, Mr. Vandemore held various positions at AlixPartners, Goldman Sachs, and PricewaterhouseCoopers. Mr. Vandemore earned a Bachelor of Business Administration degree with a major in Accountancy from the University of Notre Dame and a Master of Business Administration degree from the J.L. Kellogg Graduate School of Management at Northwestern University. We believe Mr. Vandemore is well qualified to serve as a member of our Board due to his extensive financial, accounting and business experience, including his experience as a chief financial officer.

Brooks H. Pierce has been our President since May 2018 and our Chief Executive Officer since January 2023 (previously serving as our Chief Operating Officer from May 2018 until January 2023) and he is a member of our Office of the Executive Chairman. Mr. Pierce joined the Company as Senior Vice President, North America, in April 2018. He previously held the position of Chief Executive Officer of BHP Consulting Group, LLC, a sales, marketing and leadership consulting firm that provided consulting services to the Company from May 2017 through March 2018. From 2015 to 2017, Mr. Pierce was Managing Director of the Americas for Aristocrat Technologies, Inc. He was Chief Revenue Officer for the gaming division of Scientific Games Corporation from 2012 to 2015 and held various other roles within Scientific Games from 1991 to 2010, including Senior Vice President of Marketing and President of Scientific Games Racing. From 2010 to 2012, Mr. Pierce was the President and Chief Business Development Officer of Sportech PLC, a U.K.-based gaming equipment and systems supplier. He is currently a Member of the Advisory Board of Leading Edge Ventures, a Wilmington, Delaware-based venture capital fund, as well as an Advisory Board Member of the Horn Entrepreneurial Program at the University of Delaware. He received his BA from the University of Delaware and is a graduate of the Columbia Business School Senior Executive Program.

7

Stewart F.B. Baker has been our Executive Vice President and Chief Financial Officer since January 2017 and is a member of our Office of the Executive Chairman. Mr. Baker previously served as Director of Finance for Inspired Gaming Group from October 2015 to January 2017 and as Group Financial Controller from September 2014 to October 2015. From 2009 to 2014, Mr. Baker was employed by Experian plc, a leading global information services company, serving in various positions, including Divisional Financial Controller. Mr. Baker previously worked as a Chartered Accountant at Deloitte LLP. Mr. Baker holds a BSc in Economics from the University of Sheffield (U.K.), where he was awarded the Knoop Prize. In 2019, Mr. Baker was included in The Innovation Group’s Emerging Leaders of Gaming 40 Under 40.

Carys Damon has been our General Counsel and Corporate Secretary since September 2017, Executive Vice President since 2021 and is a member of our Office of the Executive Chairman. Prior to being appointed General Counsel in 2017, Ms. Damon served as Assistant General Counsel from 2015 to 2017 and as Legal Counsel from 2012 to 2015. Prior to joining Inspired, from 2003 to 2012, Ms. Damon held the role of Senior Associate at Marriott Harrison LLP in the Media & Technology Department advising clients predominantly in the music, film and television industries on a host of commercial and intellectual property matters, both contentious and non-contentious. Ms. Damon is a Solicitor of the Supreme Court of England and Wales and a member of the New York State Bar. As General Counsel, Ms. Damon is responsible for Inspired’s legal and compliance functions.

Board of Directors

The Board is comprised of seven directors, each of whom is a nominee for election at the Annual Meeting. During the fiscal year ended December 31, 2022, the Board met five times and all directors attended at least 75% of the total number of meetings of the Board and committees of the Board on which they served. We do not have a policy regarding director attendance at annual meetings, but encourage directors to attend if possible. All of the directors then serving on the Board attended our 2022 virtual annual meeting of stockholders.

Director Independence

NASDAQ listing standards require that a majority of the Board be independent. An “independent director” is defined under the NASDAQ rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that each of our non-employee directors (Messrs. Chambrello, Raphaelson, Saferin, and Vandemore and Mses. Rogers and Tautscher) is an “independent director” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

Lead Independent Director. Mr. Chambrello serves as the Board’s Lead Independent Director, a position he assumed in February 2022. Mr. Raphaelson previously held the role of Lead Independent Director.

Committees of the Board. The standing committees of the Board consist of an Audit Committee, a Compensation Committee, and a Nominating, Governance and Compliance Committee. Each of the committees is comprised solely of independent directors and reports to the Board.

Audit Committee

The current members of our Audit Committee are Messrs. Vandemore, Chambrello, and Raphaelson. Mr. Vandemore serves as chairman of the Audit Committee. All members are independent under applicable NASDAQ and SEC rules.

8

Each member of the Audit Committee is financially literate, and the Board has determined that Mr. Vandemore qualifies as an “Audit Committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, available on our website, which details the principal functions of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	overseeing cybersecurity and information security matters;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and to assess the independent auditors’ independence, all relationships between the independent auditors and the Company;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to our entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee held six meetings during 2022.

Compensation Committee

The current members of our Compensation Committee are Messrs. Saferin, Chambrello and Raphaelson. Mr. Saferin is the chairman of the Compensation Committee. All members are independent under applicable NASDAQ and SEC rules. We have adopted a Compensation Committee charter, available on our website, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving the compensation of the Company’s executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our equity-based remuneration plans;

●	assisting management in complying with our SEC filings and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

9

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

The Compensation Committee held seven meetings during 2022.

Nominating, Governance and Compliance Committee

The current members of our Nominating, Governance and Compliance Committee are Messrs. Raphaelson and Saferin and Mses. Rogers and Tautscher. Mr. Raphaelson is the chairman of the Nominating, Governance and Compliance Committee. All members are independent under applicable NASDAQ and SEC rules. We have adopted a Nominating, Governance and Compliance Committee charter, available on our website, which details the principal functions of the Nominating, Governance and Compliance Committee, including:

●	reviewing and making recommendations to the Board annually with respect to the composition, size and needs of the Board;

●	developing a pool of potential director candidates in the event of a vacancy on the Board;

●	reviewing stockholder nominations for candidates to the Board, if any, and any stockholder proposals affecting corporate governance, and making recommendations to the Board accordingly;

●	reviewing the size, structure and composition of each committee of the Board and presenting recommendations to the Board for committee membership annually and to fill vacancies as needed;

●	evaluating and recommending termination of membership of individual directors in accordance with the Company’s bylaws, for cause or for other appropriate reasons;

●	in conjunction with the President and Chief Executive Officer, reviewing planning for the succession to the position of Chairman of the Board and President and Chief Executive Officer and other senior management positions;

●	periodically reviewing overall corporate governance principles, procedures and practices of the Company and making recommendations to the Board as appropriate;

●	evaluating and monitoring the Company’s policies and procedures for the use of third-party contractors and customer acquisition; and

●	monitoring compliance by the Company with its policies, including, but not limited to, the Company’s Whistle Blowing Policy, Insider Trading Policy, Code of Ethics, Anti-Corruption and Bribery Policy, and guidelines regarding conflicts of interest.

The Nominating, Governance and Compliance Committee held four meetings during 2022.

10

Consideration of Director Candidates

Director Qualifications

The Board believes that all directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Nominating, Governance and Compliance Committee evaluates director candidates based on a number of qualifications, including, without limitation, their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, as well as gender, race, geographical and background diversity, and, for incumbent directors, his or her past performance. While neither the Board nor the Nominating, Governance and Compliance Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, the Board continues to proactively seek to add to the diversity of its members. It is our goal to have a balanced Board, with members whose skills, background and experience are complementary and, together, cover a variety of areas that affect our business. The Board is continuing to prioritize its diversity and has two female Board members.

As discussed above, the Board seeks diverse candidates, taking into account diversity in all respects, including gender, race, age, board service, background, education, skill set, and financial acumen, along with knowledge and experience in areas that are relevant to the Company’s business, when evaluating potential nominees. The chart below illustrates the composition of our Board nominees by gender and racial diversity:

BOARD DIVERSITY MATRIX AS OF April 11, 2023
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose
Part 1: Gender Identity
Directors	2	5	-	-
Part 2: Demographic Background
African American or Black	1	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	5	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographics	-

Procedures for Consideration

The Nominating, Governance and Compliance Committee initially evaluates a prospective nominee on the basis of their resume and other background information that has been made available. A member of the Nominating, Governance and Compliance Committee will contact for further review those candidates who the committee believes are qualified, may fulfill a specific Board need and would otherwise make a strong contribution to the Board. If, after discussions with the candidate and other reviews and consideration as may be necessary or appropriate, the Nominating, Governance and Compliance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board, which ultimately determines each slate of director nominees to be proposed to stockholders and ultimately determines when and how to fill vacant Board seats between stockholder elections.

11

Candidates Recommended by Stockholders

The policy of our Nominating, Governance and Compliance Committee is to consider recommendations for candidates for director nominees that are properly submitted by stockholders. Any stockholder recommendations for consideration by the Nominating, Governance and Compliance Committee should include the candidate’s name; biographical information; business and residence addresses; resume; information regarding any relationships between the candidate and the Company within the last three years; a description of all arrangements between the candidate and the recommending stockholder and any other person by which the candidate is being recommended; a written indication of the candidate’s willingness to serve on the Board; any other information required to be provided under the section of this document entitled “Other Matters – Stockholder Proposals”, the Company’s bylaws and applicable securities laws and regulations; and a written indication of willingness to provide such other information as the Nominating, Governance and Compliance Committee may reasonably request. The Nominating, Governance and Compliance Committee suggests that any stockholder recommendations address, among other matters, how the candidate would qualify for service as a director based on the following criteria in particular: independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and risk management skills. There are no differences in the manner in which the Nominating, Governance and Compliance Committee evaluates candidates for director recommended by a stockholder, and other director candidates. The Nominating, Governance and Compliance Committee identifies candidates for future Board openings on an ongoing basis in the ordinary course of its business, and any candidates recommended by stockholders would be considered in addition to other candidates known to the Nominating, Governance and Compliance Committee.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board or with a specific director at any time by writing to Inspired Entertainment, Inc., 250 West 57th Street, Suite 415, New York, New York 10107, Attention: Company Secretary, or calling +1 (646) 565-3861. We review all messages received and forward messages that reasonably appear to be communications from a stockholder intended to be made to one or more directors about a matter of stockholder interest. Such messages are forwarded as soon as practicable to the particular director to whom they are addressed or, if not so addressed, to the Chairman of the Nominating, Governance and Compliance Committee. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to directors.

Environmental, Social and Governance (“ESG”) Principles

The Company believes that environmental and social responsibility as well as human capital management (including diversity) and corporate governance are important policy considerations that are in the interest of our stockholders, as reflected in our Code of Conduct and related policies. The Company reports to the Nominating, Governance and Compliance Committee on all ESG-related matters.

Environmental—the Company is committed to operating in an environmentally responsible manner to reduce its impact on climate change, conserve natural resources and comply with environmental regulations. It does this by:

(i)	Reducing its consumption of resources, including non-renewable energy, water and other consumables
(ii)	Minimizing its carbon impact, including by reassessing business travel
(iii)	Reducing its energy consumption and maximizing energy efficiency at its facilities and in its supply chain
(iv)	Partnering with vendors and others to recycle and reuse the industrial materials used in the manufacture of its products, including cardboard, electronics, pallets, barriers, packing materials and metals; consumer paper, plastics and aluminum; and component parts and electronic machines
(v)	Fostering a culture of waste-reduction and climate-positivity through the employee “Green Team” initiative

Social—the Company is committed to being a socially responsible employer, which includes fostering an environment of diversity and inclusion across its business, empowering women and minorities and operating ethically. It does this by:

(i)	Creating and sustaining a corporate culture that fosters a positive work environment and work force that represents the diversity of the communities in which we operate globally
(ii)	Investing in programs and implementing standards and talent strategies to promote ethical business conduct, employee health and safety, diversity and inclusion, employee development and engagement, and responsible gaming

12

(iii)	Recognizing and rewarding great performance through programs such as continuous performance appraisals and “Inspiration Awards”
(iv)	Implementing policies and standards such as Equal Opportunity and Dignity at Work policies to ensure an inclusive and safe working environment
(v)	Providing a work environment that promotes our employees’ safety, health and wellbeing, and continually adding to employee wellbeing initiatives including the creation of a Wellbeing Hub and Wellness Advocates
(vi)	Taking steps to reduce our gender pay gap and encourage female representation at senior management level

Governance—the Company is committed to building a culture dedicated to ethical business behavior and responsible corporate activity. We believe strong corporate governance is the foundation to delivering on our commitments. It does this by:

(i)	Improving board member diversity. We now have two female directors out of seven.
(ii)	Having six independent directors out of seven, a lead independent director and entirely independent committees
(iii)	Having stock ownership guidelines for directors and executive officers
(iv)	Having annual board and committee self-evaluations and annual evaluations of the Office of the Executive Chairman and having regular executive sessions of independent directors
(v)	Implementing policies to combat unethical business conduct and asking suppliers to comply with our Code of Ethics, and maintaining a Whistleblowing Policy that protects employees who raise concerns
(vi)	Implementing policies and standards for responsible and ethical business practices, financial and compliance controls, including an ISO 9001 compliant Control of External Providers’ policy, an Anti-Corruption & Bribery Policy, an Insider Trading Policy, a Conflict of Interest Policy, and an ISO 27001 compliant Information Security Management System, as well as risk-based employee, consultant, vendor, and business partner due diligence coupled with contracting, finance, and audit oversight.

This is also part of a shared philosophy by the Compensation Committee, which drives the effort to refine and improve alignment of management and stockholder interests.

Stock Ownership Guidelines - On February 9, 2022, in order to further encourage ownership and require executives to have a vested interest as owners of the Company, the Board updated its stock ownership guidelines to align the financial interests of the executives and non-employee directors with our stockholders by requiring them to acquire and maintain a meaningful ownership interest in our Common Stock at levels sufficient to assure our stockholders of their commitment to long-term value creation.

According to the guidelines, our named executive officers and the non-employee members of our Board are required to hold shares of our common stock with a value at least equal to the following multiple of their annual base salary or cash retainer:

●	Executive Chairman: 6x annual base salary (increased from 3x)

●	Other members of the Office of the Executive Chairman: 3x annual base salary

●	Non-employee members of Board of Directors: 5x annual cash retainer (increased from 3x)

Under the ownership guidelines, shares counting toward satisfaction of these guidelines include shares owned outright or indirectly held including by a member of the individual’s immediate family member residing in the same household and including through 401(k) plans and shares held in trust for the benefit of the individual and/or the individual’s family as well as shares underlying restricted stock units.

13

Clawback Policy – The Compensation Committee expects to adopt a compensation recovery policy in accordance with Nasdaq’s final rules implementing Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the adoption of such rules. All current and historic long- and short-term incentive plans adopted by the Compensation Committee contain certain clawback provisions providing that awards will be subject to reduction, cancellation, forfeiture, repayment or recoupment for any reason including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error or to the extent necessary to comply with any clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time.

Audit Committee Report*

The Audit Committee meets regularly with the Company’s management and its independent registered public accounting firm to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. In addition, the Audit Committee meets regularly with the Company’s independent registered public accounting firm alone to review the foregoing matters. The Audit Committee selects the Company’s independent registered public accounting firm and periodically reviews their performance and independence.

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022 with management, and discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee reviewed the written disclosures and letter from our independent registered public accounting firm required by the rules of the PCAOB and discussed the independence of the independent registered public accounting firm under applicable PCAOB and SEC requirements. Based upon such reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for such year, for filing with the SEC.

Respectfully submitted,

Audit Committee of the Board of Directors

/s/ John M. Vandemore, Chairman

/s/ Michael R. Chambrello

/s/ Ira H. Raphaelson

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. Copies of our Code of Ethics and our Audit Committee, Compensation Committee and Nominating, Governance and Compliance Committee charters are available on our website at www.inseinc.com. Amendments to, or waivers for any of our principal executive officers from the requirements of, our Code of Ethics, if any, will be disclosed on our website at www.inseinc.com or in our reports filed with the SEC.

Insider Trading Policy

Under our insider trading policy, all employees (including officers) and members of the Board are prohibited from purchasing shares on margin, from engaging in short sales, and from buying or selling puts, calls or other derivatives in respect of our securities. Although we discourage speculative hedging transactions, we do permit long-term hedging transactions that are designed to protect the individual’s investment in our securities. Any hedge must be for at least six months and relate to stock or options held by the individual. All hedging transactions must be pre-cleared pursuant to our insider trading policy. The Company has not approved any hedging transactions and does not expect to do so.

Employees certify their receipt of on-boarding and periodic training in the foregoing as well as other corporate controls policies.

14

EXECUTIVE COMPENSATION

Executive Compensation Oversight and Objectives

Our executive compensation program is overseen by the Compensation Committee of the Board (the “Compensation Committee”). The Compensation Committee has developed the following goals for our executive compensation program:

●	to attract and retain key executive talent by providing competitive compensation;

●	to reward executive officers based upon the achievement of Company performance goals and individual performance goals; and

●	to align the interests of executive officers with those of our stockholders.

During 2022, the Compensation Committee:

●	approved the creation of additional levels of participation in the short-term and long-term incentive plans for 2022, adding approximately 180 new employees (to the approximately 50 employees already in the plans) in order to reward and retain talent within the Company in the aftermath of a return to work and market trends to employee job migration as pandemic-related shutdowns were lifted as further detailed below;
●	updated the ownership requirement under the Stock Ownership Guidelines to require directors to hold a value equal to five times the board member annual cash retainer (increased from three times) and to require the Executive Chairman to hold a value equal to six times base salary (increased from three times base salary);
●	capped the 2022 long-term incentive plan awards at 100% to continue to manage share issuances; and
●	revised non-employee director compensation to further align with stockholder interests by providing for equity payments to be closer in value to the Company’s selected peer group, with no change to the base cash retainer for non-employee directors.

15

Compensation Consultant

The Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant in July 2019. Representatives of FW Cook regularly attend Compensation Committee meetings and communicate with the Chair of the Compensation Committee between meetings. FW Cook reports directly to the Compensation Committee and the Compensation Committee oversees the fees paid for its services. FW Cook provides the Compensation Committee with independent and objective guidance on a variety of matters related to our executive and director compensation programs and general compensation and benefits matters. FW Cook does not provide any consulting services to the Company beyond its role as a consultant to the Compensation Committee. The Compensation Committee conducts an assessment of the independence of its compensation consultant annually, pursuant to SEC rules and, following its most recent assessment, concluded that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Compensation Committee. During 2022, FW Cook provided the following services to the Compensation Committee: (1) prepared a compensation risk assessment; (2) reviewed the Company’s short- and long-term incentive plans for 2022; (3) advised the Compensation Committee regarding stock ownership guidelines; and (4) advised the Compensation Committee (in conjunction with Aon Plc) in relation to the creation of new levels of participation in the short- and long-term incentive plans, with FW Cook also advising as to impact on share availability.

Compensation Risk Assessment

We believe that the performance goals and incentive plan structures generally established under the Company’s executive, annual and long-term incentive programs are not reasonably likely to have a material adverse effect on the Company. Additionally, the Compensation Committee works with management to ensure that compensation incentives are structured in a manner to minimize risk of non-compliance. The approved goals under our incentive programs are consistent with our financial operating plans and strategies, and these programs are discussed and reviewed by the Compensation Committee as well as with an independent compensation consultant. The Company’s compensation systems are balanced, rewarding both short-term and long-term performance, and its performance goals are team-oriented rather than individually focused, and include measurable factors and objective criteria. The Compensation Committee is actively engaged in setting executive compensation systems, monitoring those systems during the year and using discretion in making rewards, as necessary. Both in reliance on its independent compensation consultant’s report and on its own judgments, the Compensation Committee believes that the Company’s compensation policies and practices for its employees do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.

Named Executive Officers

The named executive officers of the Company (the “Named Executive Officers”) for 2022 were as follows:

Named Executive Officer	Position
A. Lorne Weil	Executive Chairman
Brooks H. Pierce	President and Chief Executive Officer
Daniel B. Silvers	Former Executive Vice President and Chief Strategy Officer

Executive Compensation Elements

The principal elements of the compensation program for our Named Executive Officers consist of:

●	base salary;

●	short-term cash bonus awards;

●	long-term equity awards;

●	personal benefits; and

●	termination and change in control provisions.

16

Base Salary

Base salary levels are reviewed by the Compensation Committee on an annual basis and as circumstances warrant. In determining base salary levels, the Compensation Committee considers market competitive information, internal pay equity, individual responsibilities and performance assessments.

Incentive-based Compensation

Expansion of eligible participants

Since 2016, a relatively small number of senior managers within the Company (approximately 50) have been eligible to receive a combination of short-term cash bonus awards based on company and, for certain participants, business segment performance, as well as long-term stock-based compensation by way of awards of restricted stock units, which are both time and performance based, as further described below, and which were each designed with the benefit of advice from independent compensation consultants.

In light of the fiercely competitive post-pandemic labor market, management retained Aon Plc (“Aon”), an independent consultant recommended by the Compensation Committee’s independent compensation consultant, to undertake a competitive compensation analysis on the Company. The Compensation Committee during February 2022 considered Aon’s analysis and recommendation, which revealed peer companies’ more extensive use of both long- and short-term incentive plans as part of total direct compensation that put the Company at increased risk of loss of key personnel at the levels below existing participants. The Compensation Committee agreed with management’s recommendation that the incentives were needed to ensure that the Company retains employees who, despite being in critical, technical roles, could be at risk of leaving the Company given the competitive landscape. The Compensation Committee then consulted with FW Cook regarding an appropriate mix of short- and long-term incentives for the group and the levels at which to add them to best conserve cash, manage shares available for distribution under the LTIP, and best align employee and stockholder interests.

Accordingly, the Compensation Committee determined to add a further layer of the management team as eligible participants to the long- and short-term incentive plans (comprising approximately 180 employees) in addition to the original senior management team of approximately 50 employees, an increase of approximately 360%, albeit with a lower percentage payout such that this addition did not exponentially increase costs or share usage. While the Compensation Committee and management will continue to review the absolute and relative to peer company compensation of this additional tier of employees, the Compensation Committee determined to remove the group from the automatic annual cost of living increase they had been receiving.

Overview of Short- and Long-Term Incentive Plans

The Company’s short-term incentive plan (STIP) is based on attainment of an Adjusted Earnings Before Interest, Tax, Depreciation, Amortization and Bonus (“Adjusted EBITDAB”) target. The STIP for 2022 had various target eligibility levels across multiple tiers of management levels ranging from 10% to 120% of base salary depending on business segment performance, corporate performance and, except with respect to the Office of the Executive Chair (which only has objective criteria), measurements against specific individual performance objectives.

17

The Company’s long-term incentive plan (LTIP) contemplates an aggregate award of restricted stock units with a value equal to a percentage of base salary depending on management levels and ranging from 10% to 100%. Half of the awards are time vested and half are subject to performance criteria. The time-vested restricted stock units vest as to 1/3 in each year beginning in the year of grant, and performance-based restricted stock units vest on December 31 of the third year after the grant, provided that such shares are earned by meeting the performance criteria set at the time of the grant for the initial year. The performance criteria is based on an Adjusted EBITDAB target. While the LTIP allows for a “maximum” earnout of the performance share portion up to 200% of eligibility, no above-target opportunity was offered in either the 2021 or 2022 awards (i.e., payouts were capped at 100% of target).

Short-Term Cash Bonus Awards

2022 Short-Term Cash Bonus Awards

As part of the STIP adopted by the Compensation Committee, the named executive officers were eligible to receive performance-based cash bonuses for 2022 based on a formula that involved attainment of the Company’s financial performance metrics. The target bonus opportunity for Mr. Weil for 2022 was equal to 120% of his base salary and his maximum bonus opportunity was equal to 240% of his base salary. Messrs. Pierce and Silvers had a target bonus opportunity for 2022 equal to 100% of their base salaries and their maximum bonus opportunity was equal to 200% of their base salaries.

In adopting the budget and bonus structure for 2022, the Compensation Committee determined, with the full support of the executive team, that the impact on the Company’s cash flow from pandemic-related market conditions should be mitigated through adoption of a second austerity budget with an Adjusted EBITDA target of $87.7M (based on prevailing exchange rate on approval date), which was a significant increase over 2019 actual performance (which was the last year prior to the start of the COVID-19 pandemic).

In February 2023, the Compensation Committee reviewed the 2022 performance of the executive officers and other eligible employees. In view of the Company’s financial performance (as measured by Adjusted EBITDAB), which exceeded prior expectations (being an overachievement by 8%), the Compensation Committee determined, on management’s recommendation, to approve awards equal to 135% of each eligible participant’s target award opportunity for the year. In making these awards, the Compensation Committee exercised its negative discretion to reduce the amount of the awards from the amount due under the plan owing to overperformance which would have equated to a payout of 154%, ensuring that the amount of bonus versus the amount returned to stockholders was reasonably allocated for the overperformance achieved.

Long-Term Equity Awards

2022 Awards

At its February 2022 meeting, the Compensation Committee resolved to award RSUs to management (having an aggregate award value equal to approximately 100% of base salary in the case of the Named Executive Officers, subject to certain caps in the case of Mr. Weil), half of which will be time vested and half of which will have performance criteria, with time vested shares vesting 1/3 each year beginning in year of grant, and performance shares vesting on December 31 of the third year after the grant, provided that such shares are earned by meeting the performance criteria set at the time of the grant for the initial year.

18

In continuing to carefully manage the Company’s share issuances, the Compensation Committee determined that, with respect to LTIP awards to be made as formula awards for fiscal year 2022 under the Company’s 2021 Omnibus Incentive Plan (the “2021 Plan”), the Company would calculate the value of our Common Stock at the higher of (i) the closing price based on the twenty-day average preceding the grant date of an award or (ii) the twenty-day average preceding the previous year’s highest price for our Common Stock, but in any event at a price no lower than $7.00. In order to ensure that the 2021 Plan would have sufficient shares for three years, the Compensation Committee, with the support of management, eliminated the ability of LTIP participants to earn more than 100% of the target for awards granted in 2021 and 2022, setting the 100% level as the “maximum”. As set out above, the Compensation Committee expanded the eligible participants to include the same group of eligible participants that it had added to the STIP.

In February 2022, the Compensation Committee set the LTIP performance metric using the Adjusted EBITDA target of $87.7M (based on prevailing exchange rate on approval date), which was a significant increase over the Company’s actual achievement in 2019, the last pre-COVID year.

The Compensation Committee set the strike price of the Common Stock for the formula awards at $14.37, which was the highest of (i) $12.96, which was the 20-day average through the grant date (February 14, 2022), (ii) the 20-day average preceding the highest price for 2021, which was $14.37, and (iii) the floor of $7.00, which the Compensation Committee had committed to enforce when the 2021 Plan was approved by the Company’s stockholders.

The Compensation Committee believed that the foregoing approach aligned with stockholder interests, and both (i) conserved the number of shares underlying equity grants to ensure that there were sufficient shares under the 2021 Plan to award LTIP through 2023 and (ii) provided the Compensation Committee with the ability to expand the number of participants in order to retain an especially skilled labor pool.

The Compensation Committee determined at its February 2023 meeting to award the LTIP performance metric for 2022 at 100% of their target award eligibility to the Named Executive Officers and other eligible employees based on the level of attainment of the Company financial performance metrics (as measured by Adjusted EBITDAB). These awards remain subject to a service vesting period through December 2024.

2023 Awards

In February 2023, the Compensation Committee also resolved to award RSUs to management (having an aggregate award value equal to approximately 100% of base salary in the case of the Named Executive Officers, subject to certain caps in the case of Mr. Weil), half of which will be time vested and half of which will have performance criteria, with time-vested shares vesting 1/3 each year beginning in year of grant, and performance shares vesting on December 31 of the third year after the grant, provided that such shares are earned by meeting the performance criteria set at the time of the grant for the initial year. Given that awards for 2021 and 2022 had eliminated the ability for participants to be awarded over target of 100%, the Compensation Committee determined to reinstate the ability to achieve maximum of 200% for performance awards (150% of aggregate award value).

The Company calculated the value of the Common Stock for the formula awards at $15.00, which was the highest of (i) $15.00, which was the 20-day average through the grant date (February 14, 2023), (ii) the 20-day average preceding the highest price for 2021, which was $13.51, and (iii) the floor of $7.00, which the Compensation Committee had committed to enforce when the 2021 Plan was approved by the Company’s stockholders.

On April 2, 2023, the Compensation Committee approved the Inspired Entertainment, Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”), the effectiveness of which is subject to stockholder approval at the Annual Meeting.

19

Personal Benefits

The executive officers of the Company who are U.S.-based (Messrs. Weil and Pierce) are offered life insurance and health insurance and participation in a broad-based 401(k) plan that provides matching contributions of up to 4% of compensation (subject to IRS annual maximums).

The executive officers of the Company who are U.K.-based (Mr. Baker and Ms. Damon), receive U.K. market-related benefits, including executive-tiered health insurance, life insurance and a defined contribution pension scheme carrying a 15% employer contribution.

Employment Agreements, including Termination and Change in Control Provisions

The employment service agreements entered into with our Named Executive Officers establish the overall framework for each such officer’s compensation, including base salary and target and maximum bonus amounts.

Streamlining of Office of the Executive Chair

The Compensation Committee, as part of its ongoing work with senior management, determined to streamline strategic oversight and create efficiencies by reconfiguring the Office of the Executive Chair. The Compensation Committee took the following actions (i) re-assigned responsibility for Company strategy to Messrs. Weil and Pierce, with Mr. Silvers, the former Chief Strategy Officer, stepping down from his role (ii) promoted Mr. Pierce to President and Chief Executive Officer and (iii) made amendments to Mr. Weil and Mr. Pierce’s employment agreements with marginal salary and target bonus opportunity increases and entirely performance-based RSU awards in light of the extra responsibilities assumed as well as to secure their tenure with the Company through to 2027 and 2026, respectively.

The reconfiguration of the Office of the Executive Chairman is anticipated to result in an increase in EBITDA of $1.0M per annum.

Employment Agreement with A. Lorne Weil, Executive Chairman

On October 9, 2020, the Company entered into an employment agreement with A. Lorne Weil, the Company’s Executive Chairman, which replaced his prior agreement. The employment agreement was amended June 21, 2021 and subsequently amended in a second addendum dated January 12, 2023. The agreement, as amended, has a term ending December 31, 2027 with no optional extension.

Under the second addendum, Mr. Weil’s base salary rate was increased from $750,000 to $800,000, effective January 1, 2023, which he elected to defer until April 1, 2023 (though the full $800,000 rate will be used for the purposes of STIP and LTIP calculations for 2023). Mr. Weil’s opportunity to earn an annual target bonus is 120% of his annual salary and his maximum bonus opportunity is 240% of his annual salary. Mr. Weil is eligible to receive formula awards of RSUs under the Company’s LTIP program in amounts up to 80,000 RSUs for any fiscal year (increased from 75,000 as of January 1, 2023).

Mr. Weil’s employment agreement provides for special equity grants – he was awarded 100,000 RSUs under the 2018 Omnibus Incentive Plan upon execution of the agreement in October 2020 (subject to a time-based service condition through June 30, 2021) and received an additional 750,000 RSUs under the 2021 Plan, subject to stockholder approval of the 2021 Plan which was obtained at the 2021 Annual Meeting of Stockholders. The 750,000 RSUs, as modified under the first addendum to his employment agreement, were as follows:

●	Time Based RSUs — 165,000 RSUs are scheduled to vest in two installments subject to Mr. Weil’s continued employment through the applicable vesting dates, with 80,000 RSUs vesting on December 31, 2023 and 85,000 RSUs vesting on December 31, 2024.

●

Adjusted EBITDA Based RSUs — 187,500 RSUs may be earned based on the Company’s achievement of EBITDA Targets in increments of 62,500 RSUs for each of the calendar years from 2022 through 2024, such targets to be consistent with the Company’s STIP, provided the proration of the award would begin upon achievement of 70% of the annual target, as adjusted. For each year in which the Compensation Committee determines that the STIP target has been exceeded, the excess EBITDA would be applied to the subsequent year in determining whether Mr. Weil has met the subsequent year’s EBITDA Target. The EBITDA Target for 2022 was met.

●	Stock Price Based RSUs – 397,500 RSUs that may be earned by meeting certain stock price targets (as measured over a consecutive 45-day calendar period) as follows: 80,000 RSUs — $6.25 stock price target; 85,000 RSUs — $8.25 stock price target; 135,000 RSUs — $15.00 stock price target; 50,000 RSUs — $17.50 stock price target; and 47,500 RSUs — $20.00 stock price target. The stock price targets applicable to the first three increments were attained.

20

Mr. Weil was awarded a further special equity grant under the second addendum, subject to approval by the stockholders of the Company of the 2023 Plan at the Annual Meeting, of an aggregate of 250,000 RSUs, as to which 125,000 are Adjusted EBITDA Based RSUs that may be earned in one-third increments for each of the calendar years from 2025 to 2027, and 125,000 are Stock Price Based RSUs that may be earned in one-quarter increments by meeting certain stock price targets (as measured over a consecutive 45-day calendar period) ranging from a price target of $15.00 to $22.50. The stock price target applicable to the first increment was achieved in February 2023.

In the event the Company elects to terminate Mr. Weil’s employment without cause, or if Mr. Weil terminates his employment for good reason, Mr. Weil would receive his salary and target bonus amount through the earlier of (i) his contract termination date and (ii) eighteen months (or thirty months if the termination constituted a “change in control termination event” as defined), he would receive a prorated target bonus for the year of termination and his unvested equity awards (excluding his 750,000 special sign-on RSUs (as to which 387,500 remains unvested) and the 250,000 RSUs under the second addendum) would remain outstanding subject to potential vesting in accordance with the time, performance or other conditions applicable to the awards. With respect to the special sign-on RSUs and the additional 250,000 RSUs, if Mr. Weil’s employment terminates prior to the end of the agreement, the unvested portion would lapse in circumstances other than death, a “change in control termination event” or if the Company’s stock is no longer publicly traded, in which case all or a portion of the outstanding balance would vest.

In addition, in accordance with the terms of Mr. Weil’s agreement, term life insurance coverage was obtained in December 2020 in order to provide Mr. Weil with a death in service benefit equal to four times his base salary, which is equivalent to the coverage offered to other executives of the Company under a group policy. The annual cost of the coverage to the Company is approximately $74,000.

Under the employment agreement, Mr. Weil will remain subject to certain covenants, including, among other things, a covenant not to enter into a directly competing business or solicit employees of the Company for a period of eighteen months after termination of his employment (or twelve months in the event of a “change in control termination event”), as well as a covenant not to disclose certain confidential information of the Company.

Employment Agreement with Brooks H. Pierce, President and Chief Executive Officer

On February 17, 2020, the Company entered into an employment agreement with Brooks H. Pierce, the Company’s President and Chief Executive Officer, which replaced his prior agreement. The employment agreement was amended on July 21, 2021 and on January 13, 2023 when the Company promoted Mr. Pierce from his role as President and Chief Operating Officer to serve as President and Chief Executive Officer, extending his duties to include oversight for the corporate strategy of the Company reporting directly to the Company’s Board and Mr. Weil. The agreement, as amended, has a term of employment through December 31, 2026.

Under the second amendment, Mr. Pierce’s base salary rate was increased from $525,000 to $585,000, effective January 1, 2023, which he elected to defer until April 1, 2023 (though, the full rate of $585,000 will be used for the purposes of STIP and LTIP calculations for 2023), and his annual bonus opportunity was increased from 100% to 110% of base salary as a target bonus and from 200% to 220% of base salary as a maximum bonus. Mr. Pierce is also eligible to receive incentive and equity-based compensation and any other benefits determined by the Compensation Committee, including participation in the Company’s long-term incentive plan available for senior executives.

21

Mr. Pierce’s agreement provided for him to receive a special sign-on equity grant of an aggregate of 200,000 RSUs (which was awarded on February 17, 2020), one-half in the form of time-based RSUs (vesting as to 75,000 on December 31, 2022 and 25,000 on December 31, 2023) and one-half in the form of performance-based RSUs (25,000 RSUs per year for the years 2020 through 2023, based on the Company’s achievement of annual adjusted EBITDA targets). He received an additional special sign-on grant in July 2021 in connection with an amendment to extend the term of his agreement, which covers an aggregate of 75,000 time-based RSUs that are scheduled to vest on December 31, 2024.

Subject to approval by the stockholders of the Company of the 2023 Plan at the Annual Meeting, Mr. Pierce will receive a further grant of 125,000 Adjusted EBITDA Based RSUs, half of which may be earned in 2025 and the remaining half of which may be earned in 2026 based on the Company achieving targets based on adjusted EBITDA for such years. Any earned RSUs will vest on the last day of the performance period, if Mr. Pierce is then employed by the Company.

In the event the Company elects to terminate the agreement other than for cause, or if Mr. Pierce terminates the agreement for good reason, Mr. Pierce will receive accrued benefits, a salary for 12 months and a prorated bonus for the year of termination (or 18 months in the event of a change in control transaction, plus 1.5 times target bonus), and his outstanding equity awards will vest in accordance with the terms set forth in the agreement.

Under the employment agreement, Mr. Pierce will remain subject to certain covenants, including, among other things, a covenant not to enter into a directly competing business or solicit employees of the Company for a period of one year after termination of his employment, as well as a covenant not to disclose certain confidential information of the Company.

Arrangements with Daniel B. Silvers, former Executive Vice President and Chief Strategy Officer

Effective January 10, 2023, Mr. Silvers stepped down from his position as Executive Vice President and Chief Strategy Officer of the Company. Pursuant to Mr. Silvers’ employment agreement dated December 14, 2016, as amended, Mr. Silvers was entitled to receive a base salary at a rate of $385,000 per year, a target annual bonus of not less than 100% of his base salary and a maximum annual bonus of 200% of his base salary. He was also entitled to reimbursement for private medical insurance and to severance benefits described below. Following his resignation, and in accordance with the terms of his employment agreement (including the three-month notice period thereunder) and his separation and release agreement with the Company dated January 10, 2023, Mr. Silvers will receive: (i) a pro-rated maximum annual bonus for the year 2023 (calculated based on 100 out of 365 days which includes the notice period under his agreement), (ii) continued payment of his salary for two years, (iii) two times his maximum annual bonus (payable over a period of two years) and (iv) acceleration of 100% vesting of his equity awards including with respect to the formula awards he received for 2023 during the notice period. The Company also agreed to continue to reimburse his private health care benefits and insurance as it currently does under his employment agreement until the earlier of (a) the date on which he is in receipt of healthcare benefits from another employer (other than Matthews Lane Capital Partners LLC) or (b) 18 months.

Mr. Silvers remains subject to certain terms and conditions of his employment agreement, including, among other things, a covenant not to enter into a competing business, for any period after termination of his employment during which he receives certain specified termination payments, as well as a covenant not to disclose certain confidential information of the Company.

22

Indemnification Agreements

The Company has entered into indemnification agreements with all of its directors and executive officers pursuant to which such individuals are indemnified by the Company to the fullest extent permitted under Delaware law.

Summary Compensation Table

The following table sets forth information concerning compensation awarded to, earned by or paid to our Named Executive Officers for the years specified.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($)	Nonequity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
A. Lorne Weil	2022	750,000	—	738,942	—	1,215,000	128,876	2,832,818
Executive Chairman	2021	671,951	—	7,049,350	—	900,000	125,540	8,746,841
Brooks H. Pierce	2022	525,000	—	537,415	—	708,750	149,455	1,920,620
President and CEO	2021	456,639	—	1,680,280	—	500,000	108,254	2,745,173
Daniel. B. Silvers	2022	385,000	—	394,096	—	519,750	81,502	1,380,348
Former Executive VP and CSO

(1)	Mr. Silvers was not a named executive officer for 2021 (and, accordingly, his compensation is shown only for 2022). Mr. Silvers left the Company on January 10, 2023.

(2)	The stock awards for 2022 consist of formula awards of time-based RSUs and performance-based RSUs to each of the Named Executive Officers. The values shown reflect the grant date fair value of the awards computed in accordance with FASB ASC Topic 718. For the time-based RSUs and performance-based RSUs, the values were determined by multiplying the number of shares subject to the awards by the closing price of the Common Stock on the grant date and, with respect to the performance-based RSUs (as to which the number of RSUs eligible to vest depends on the performance level attained), the amount reflects the Company’s assessment at the time of grant as to the probable outcome of the performance condition, which was determined to be 100% of the target amount, the maximum level of performance.

(3)	The nonequity incentive compensation awards shown reflect amounts awarded under the Company’s STIP bonus program. The payout level approved was 100% of the Named Executive Officer’s target bonus for 2021 and 135% for fiscal 2022, based on the attainment of performance targets for the applicable year.

(4)	The amounts shown under “All Other Compensation” for 2022 include the following: (i) Mr. Weil, $12,200 in matching contributions allocated to a defined contribution plan, $74,037 for term life insurance coverage and $42,639 relating to health insurance costs; (ii) Mr. Pierce, $12,200 in matching contributions allocated to a defined contribution plan, $4,056 as a supplement covering the cost of his life insurance premiums for coverage under a group policy, $29,571 relating to health insurance costs and tax equalization in the estimated amount of $103,628; and (iii) Mr. Silvers, $12,200 in matching contributions allocated to a defined contribution plan, a supplement covering the cost of his life insurance premiums for coverage under a group policy of $4,553 and $64,749 relating to health insurance costs. With respect to the health insurance costs specified above for each of the Named Executive Officers, the amounts reflect the incremental cost to the Company of providing health insurance coverage to these executives in comparison to the amounts that would have been incurred for coverage that’s available generally to salaried employees under the Company’s group health plan.

23

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards made to our Named Executive Officers as of December 31, 2022.

	Option Awards					Stock Awards (1)(2)(3)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
A. Lorne Weil	—	—	—	—	—	256,862	3,254,442	357,500	4,529,525
Brooks H. Pierce	—	—	—	—	—	178,064	2,256,071	25,000	316,750
Daniel B Silvers	—	—	—	—	—	58,993	747,441	—	—

(1)	Consists of the following awards:

(i)	RSUs granted on February 17, 2020 to Mr. Pierce in connection with his employment agreement in the amount of (i) 100,000 RSUs as to which three-quarters of the award vested on December 31, 2022 and one-quarter is scheduled to vest on December 31, 2023; and (ii) 100,000 performance-based RSUs which are conditioned on attainment of pre-established performance criteria for the years 2020 through 2023 and subject to a time-based vesting schedule, such that the earliest vesting date was December 31, 2022. The performance criteria applicable to the first tranche of the performance RSUs (25,000 RSUs based on 2020 Adjusted EBITDA) was met at a level equal to approximately 80.8% of the target award (20,195 RSUs) and the performance criteria applicable to the second and third tranches of the performance RSUs (25,000 RSUs based on 2021 Adjusted EBITDA and 25,000 RSUs based on 2022 Adjusted EBITDA) were met at the target level. The vesting date for the first three tranches of the performance RSUs (an aggregate of 70,195 earned RSUs) was December 31, 2022.

(ii)	RSUs granted on May 11, 2021 to Mr. Weil in connection with his employment agreement in the aggregate original amount of 750,000 RSUs, which were modified on June 21, 2021. The awards were initially comprised of (1) 250,000 time-based RSUs (85,000 scheduled to vest on December 31, 2022, 80,000 on December 31, 2023 and 85,000 on December 31, 2024), (2) 250,000 performance-based RSUs (vesting in four installments of 62,500 RSUs conditioned on attainment of pre-established performance criteria for the years 2021 through 2024) and (3) 250,000 stock price based RSUs (80,000 at $6.25; 85,000 at $8.25 and 85,000 at $15.00) (the terms of such award including the specified price targets were established pursuant to Mr. Weil’s employment agreement dated October 9, 2020, subject to stockholder approval of a share authorization under a new LTIP which was obtained on May 11, 2021). As part of the modification, an aggregate of 147,500 of the RSUs (the first tranche of the time-based RSUs and the first tranche of the performance-based RSUs) were restructured into stock price based RSUs that require the attainment of stock price targets (50,000 at $15.00, 50,000 at $17.50 and 47,500 at $20.00). The performance criteria applicable to the first tranche of the performance RSUs (62,500 RSUs based on 2022 Adjusted EBITDA) was met at the target level and the vesting date of the tranche was December 31, 2022. The first three stock price targets applicable to the stock price RSUs (80,000 RSUs at $6.25, 85,000 RSUs at $8.25 and 135,000 RSUs at $15.00) have been met – the first two tranches were vested on May 11, 2021 and the third tranche vested after fiscal 2022 (in February 2023).

24

(iii)

RSUs granted on June 9, 2021 to Messrs. Weil, Pierce and Silvers for 2021 in the original amounts of 37,500, 35,714 and 27,500, respectively, as to which one-third vested on each of December 31, 2021 and December 31, 2022 and the final tranche is scheduled to vest on December 31, 2023.

(iv)	RSUs granted as performance-based RSUs on June 9, 2021 to Messrs. Weil, Pierce and Silvers for 2021 in the target amounts of 37,500, 35,714 and 27,500, respectively, as to which vesting was conditioned on attainment of pre-established performance criteria for 2021. The performance criteria applicable to the RSUs was met at the target level. The awards remain subject to a time-based vesting schedule (i.e., vesting in one installment on December 31, 2023).

(v)	RSUs granted on July 21, 2021 to Mr. Pierce in connection with an extension of his employment agreement in the amount of 75,000 time-based RSUs. The RSUs are scheduled to vest on December 31, 2024.

(vi)	RSUs granted on February 14, 2022 to Messrs. Weil, Pierce and Silvers for 2021 in the original amounts of 25,117, 18,267 and 13,396, respectively, as to which one-third vested on December 31, 2022, and one-third is scheduled to vest on each of December 31, 2023 and December 31, 2024.

(vii)

RSUs granted as performance-based RSUs on February 14, 2022 to Messrs. Weil, Pierce and Silvers for 2022 in the target amounts of 25,117, 18,267 and 13,395, respectively, as to which vesting was conditioned on attainment of pre-established performance criteria for 2022. The performance criteria applicable to the RSUs was met at the target level. The awards remain subject to a time-based vesting schedule (i.e., vesting in one installment on December 31, 2024).

(2)	The values shown were calculated by multiplying the number of shares subject to the awards by the closing price of the Company’s Common Stock on December 31, 2022 ($12.67).

(3)	In addition to these awards, as of December 31, 2022, the Named Executive Officers held the following vested (but unsettled RSUs): Mr. Weil, 1,153,772 RSUs; Mr. Pierce, 125,000 RSUs; and Mr. Silvers, 150,000 RSUs. These RSUs are subject to settlement deferral during the employment of the award recipient, with the exception of 25,000 of the RSUs held by Mr. Pierce which settled in March 2023.

Pay Versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v), and certain financial performance of the Company. In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary Compensation Table of the proxy statement as described in the footnotes to the following table.

Year[1]	Summary Compensation Table Total for PEO[2]	Compensation Actually Paid to PEO[3]	Average Summary Compensation Table Total for Non-PEO NEOs[4]	Average Compensation Actually Paid to Non-PEO NEOs[5]	Value of Initial Fixed $100 Investment Based On1: Total Shareholder Return[6]	Net Income (millions)[7]	Adjusted EBITDA (millions)[8]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2022	$2,832,818	$2,483,190	$1,650,484	$1,521,038	$187.70	$22.3	$99.6
2021	$8,746,841	$13,373,753	$2,417,611	$3,941,698	$192.00	$-36.7	$64.0
2020	$2,240,711	$2,885,410	$1,657,985	$1,721,528	$97.48	$-32.4	$72.1

1 We have provided an additional year of pay versus performance disclosure (2020) in this table (only two years of disclosure (2021-2022) is required for a smaller reporting company) in order to provide additional context as to the relationship to our executive pay versus company performance.

25

2 The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Weil in the “Total” column of the Summary Compensation Table for each applicable year. Refer to “Executive Compensation – Summary Compensation Table.” Mr. Weil was our Principal Executive Officer (PEO) for all applicable years.

3 The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Weil, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Weil during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to determine the “compensation actually paid” amounts reported above for Mr. Weil:

PEO – Adjustments to Summary Compensation Total to Determine Compensation Actually Paid

Year	Amounts Reported under the Summary Compensation Table Total column	Deduction for Amounts included in the prior column for “Stock Awards” (a)	Inclusion of Equity Values (b)	Compensation Actually Paid to PEO
2022	$2,832,818	$(738,942)	$389,314	$2,483,190
2021	$8,746,841	$(7,049,350)	$11,676,263	$13,373,754
2020	$2,240,711	$(784,167)	$1,428,866	$2,885,410

(a)	Represents the grant date fair value of equity compensation granted to the PEO that was included in the Summary Compensation Table “Total” column as “Stock Awards” for the applicable year.

(b)	Represents: (1) the year-end fair value of outstanding and unvested equity awards granted during the year; (2) the change in fair value as of the end of the year compared to the prior year-end for outstanding and unvested equity awards granted in prior years; (3) the fair value as of the vesting date for awards that were granted and vested during the year; (4) the change in fair value as of the vesting date compared to the prior year-end for awards granted in prior years that vested during the year; (5) the fair value of awards as of the end of the prior year for awards that failed to meet the vesting conditions during the year; and (6) the value of dividends or other earnings paid on the stock that were not otherwise included.

4 The dollar amounts reported in column (d) represent the average of the amounts reported for our Named Executive Officers (NEOs), other than our PEO, in the “Total” column of the Summary Compensation Table in each applicable year. Our NEOs, other than our PEO, were as follows — for 2020 and 2022, Mr. Pierce and Mr. Silvers; and for 2021, Mr. Pierce and Mr. Baker.

5 The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs, other than our PEO, as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to such persons during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Weil) for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

26

NEOs (other than the PEO) – Adjustments to Summary Compensation Total to Determine Average Compensation Actually Paid

Year	Average of Amounts Reported under the Summary Compensation Table Total for Non-PEO NEOs	Deduction for Amounts included in the prior column for “Stock Awards”	Inclusion of Average Equity Values for Non-PEO NEOs(a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$1,650,484	$(465,755)	$336,309	$1,521,038
2021	$2,417,611	$(1,537,466)	$3,061,554	$3,941,699
2020	$1,657,985	$(848,748)	$912,292	$1,721,528

6 Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

7 The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

8 Adjusted EBITDA, a non-GAAP financial measure, is defined as net income (loss) excluding depreciation and amortization, interest expense, interest income and income tax expense, and other additional exclusions and adjustments. Such additional excluded amounts include stock-based compensation U.S. GAAP charges where the associated liability is expected to be settled in stock, and changes in the value of earnout liabilities and income and expenditure in relation to legacy portions of the business (being those portions where trading no longer occurs) including closed defined benefit pension schemes. Additional adjustments are made for items considered outside the normal course of business, including (1) restructuring costs, which include charges attributable to employee severance, management changes, restructuring, dual running costs, costs related to facility closures and integration costs, (2) merger and acquisition costs and (3) gains or losses not in the ordinary course of business. This does not include any adjustments related to COVID-19. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. For a discussion of Adjusted EBITDA and a reconciliation of net income to Adjusted EBITDA, see pages 52 – 55 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

27

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following graph illustrates the amount of “compensation actually paid” (“CAP”) to Mr. Weil and the average amount of CAP to the Company’s NEOs as a group (excluding Mr. Weil) relative to the Company’s cumulative total shareholder return (TSR) over the three years presented in the table. A significant portion of the CAP is comprised of equity awards, with special sign-on awards granted in the 2021 year to Mr. Weil, Mr. Pierce and Mr. Baker as part of new employment agreements or extensions. Approximately 50% of the sign-on RSUs awarded to Mr. Weil were conditioned on attainment of stock price targets and approximately 25% were conditioned on attainment of Adjusted EBITDA targets.

28

Compensation Actually Paid and Net Income

As demonstrated by the following table, the amount of CAP to Mr. Weil and the average amount of CAP to the Company’s NEOs as a group (excluding Mr. Weil) is not aligned with the Company’s net income over the three years presented in the table. The Company has not used net income as a performance measure in the overall executive compensation program.

Compensation Actually Paid and Adjusted EBITDA

The Company utilizes Adjusted EBITDA when setting goals for the Company’s annual performance bonuses and for the performance-based RSUs that are awarded to the NEOs. Approximately 51% of the value of total compensation awarded for target level performance to the NEOs is in the form of performance-based bonuses and restricted stock units tied to Adjusted EBITDA.

29

Director Compensation

The Company’s non-employee director compensation program was as follows in 2022:

	Annual Cash Retainer	Annual RSU Award
Board Members	$50,000	$100,000
Lead Independent Director Additional Retainer and Equity	$10,000	$10,000
Committee Chair Additional Retainer and Equity	$10,000	$10,000

With respect to the annual awards of RSUs for 2022, the number of RSUs granted was determined by dividing the award value (as shown in the table) by the closing price of the Company’s stock on the grant date (the first business day of the year). The RSUs vest in four equal installments, one-quarter on the date of grant and the remaining three quarters on the first day of each calendar quarter (i.e., April 1, July 1 and October 1). Directors may elect whether or not they wish to defer settlement of vested RSUs.

The compensation paid to individuals who served as non-employee directors is shown below for 2022:

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Michael R. Chambrello	58,889	108,921		—	—	—	167,810
Ira H. Raphaelson	60,000	119,446	(2)	—	—	—	179,446
Desirée G. Rogers	50,000	99,990		—	—	—	149,990
Steven M. Saferin	60,000	109,710		—	—	—	169,710
Katja Tautscher	50,000	99,990		—	—	—	149,990
John M. Vandemore	60,000	109,993		—	—	—	169,993

(1)

Represents annual grants of RSUs. The grant date fair value was computed in accordance with FASB ASC Topic 718, by multiplying the number of shares subject to the award by the closing price of the common stock on the grant date. For additional information, see our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	For Mr. Raphaelson, the value of the stock awards shown includes approximately $7,500 associated with tranches of an award that were later canceled upon his ceasing to serve as the Board’s lead independent director.

As of December 31, 2022, the aggregate stock awards, consisting of RSUs, held by our non-employee directors were as follows:

Name	Total Number of RSUs (1)
Michael R. Chambrello	22,555
Ira H. Raphaelson	42,716
Desirée G. Rogers	35,251
Steven M. Saferin	38,544
John M. Vandemore	47,547
Katja Tautscher	12,757

(1)	All outstanding RSUs held by the directors were vested as of fiscal year-end.

30

Securities Authorized for Issuance under Equity Compensation Plans

As of December 31, 2022, we had the following equity compensation plans, under which the indicated number of securities were issuable upon the exercise of outstanding awards, and the indicated number of securities remained available for future issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (2)	3,350,686	(1)	1,470,556

Equity compensation plans not approved by security holders	—	—	—

(1)	Reflects outstanding awards of RSUs, which have no exercise price. Excludes purchase rights accruing under the Employee Stock Purchase Plan.

(2)	Equity compensation plans approved by security holders consist of the 2016 Long-Term Incentive Plan, the Second Long-Term Incentive Plan, the 2018 Omnibus Incentive Plan, the 2021 Omnibus Incentive Plan and the Employee Stock Purchase Plan. The number of shares remaining available for issuance was as follows as of December 31, 2022: 1,002,805 shares under the 2021 Omnibus Incentive Plan (which includes shares rolled over from the 2018 Omnibus Incentive Plan) and 467,751 under the Employee Stock Purchase Plan (which includes approximately 76,000 shares subject to purchase rights that are accruing under the Employee Stock Purchase Plan).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known as of March 31, 2023, the Record Date, regarding the beneficial ownership of our common stock by:

●	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our common stock; and

●	each of our directors and named executive officers (named in our summary compensation table), as well as a group total for all of our current directors and executive officers (including those not named in our summary compensation table).

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power over that security, including options, warrants or RSUs that are currently exercisable or convertible or exercisable or convertible within 60 days of the date as of which information is provided.

The beneficial ownership of our common stock is based on 26,263,070 shares of common stock outstanding as of the Record Date.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. In addition, unless otherwise indicated, the address for each person named below is c/o Inspired Entertainment, Inc., 250 West 57th Street, Suite 415, New York, NY 10107.

31

Name of Beneficial Owner	Number of Shares of Common Stock (1)		Percent of Class
MIHI LLC	3,023,750	(2)	11.51%
683 Capital Management, LLC	2,100,000	(3)	8.00%
Cannell Capital LLC	1,749,826	(4)	6.66%
BlackRock, Inc.	1,413,863	(5)	5.38%
A. Lorne Weil	2,648,295	(6)	9.61%
Michael R. Chambrello	55,131	(7)	*
Ira H. Raphaelson	55,594	(8)	*
Desiree G. Rogers	39,142	(9)	*
Steven M. Saferin	43,624	(10)	*
Katja Tautscher	16,648	(11)	*
John M. Vandemore	52,827	(12)	*
Brooks H. Pierce	311,802	(13)	1.18%
Daniel B. Silvers	266,202	(14)	1.01%
All current directors and executive officers as a group (10 persons)	3,461,015	(15)	12.38%

*	Less than 1 percent

(1)	Derivative securities such as options, warrants and RSUs that are exercisable or convertible into shares of common stock within 60 days of the date as of which information is provided in this table are deemed to be beneficially owned and outstanding for purposes of computing the ownership of the person holding such securities but are not deemed to be outstanding for purposes of computing the ownership of any other person.

(2)	According to a Schedule 13G filed on January 3, 2017, Macquarie Group Limited is the ultimate indirect parent of MIHI LLC and may be deemed to beneficially own or otherwise exercise dispositive powers with respect to the shares held by MIHI LLC. The business address listed in the Schedule 13G for Macquarie Group Limited is 50 Martin Place Sydney, New South Wales, Australia, and the business address listed for MIHI LLC is 125 West 55th Street, New York, NY 10019.

(3)	According to a Schedule 13G/A filed on February 14, 2023, 683 Capital Management, LLC, 683 Capital Partners, LP and Ari Zweiman, the Managing Member of 683 Capital Management, LLC, have shared voting dispositive power with respect to the shares. The business address listed for such persons in the Schedule 13G/A is 3 Columbus Circle, Suite 2205, New York, NY 10019.

(4)	According to a Schedule 13G/A filed on February 13, 2023, Cannell Capital LLC and J. Carlo Cannell, the Managing Member of Cannell Capital LLC, have shared voting and dispositive power with respect to the shares. The business address listed for such persons in the 13G is 245 Meriwether Circle, Alta, WY 83414.

(5)	According to a Schedule 13G filed on February 3, 2023, BlackRock, Inc. has sole voting power with respect to 1,400,428 shares and sole dispositive power with respect to 1,413,863 shares. The business address listed in the Schedule 13G is 55 East 52nd Street, New York, NY 10055.

(6)	Includes 1,288,772 shares subject to vested RSUs held by Mr. Weil. Also includes 896,179 shares held by Hydra Industries Sponsor LLC (the “Hydra Sponsor”) as to which Mr. Weil has sole voting and dispositive power and may be deemed to beneficially own such shares. Mr. Weil is the managing member of the Hydra Sponsor, whose membership interests are owned by Mr. Weil and Mr. Weil’s children or trusts for their benefit.

(7)	Includes 10,070 shares held by the Denise M. Chambrello Revocable Trust, as to which Mr. Chambrello and his spouse are co-trustees. Also includes 22,555 shares subject to vested RSUs and 2,141 RSUs scheduled to vest within 60 days.

(8)	Includes 42,716 shares subject to vested RSUs and 2,141 scheduled to vest within 60 days.

(9)	Includes 37,196 shares subject to vested RSUs and 1,946 scheduled to vest within 60 days.

(10)	Includes 40,683 shares subject to vested RSUs and 2,141 scheduled to vest within 60 days.

(11)	Includes 14,702 shares subject to vested RSUs and 1,946 scheduled to vest within 60 days.

(12)	Includes 49,686 shares subject to vested RSUs and 2,141 scheduled to vest within 60 days.

(13)	Includes 90,390 shares held by the Brooks H. Pierce 2022 Grantor Retained Annuity Trust with respect to which Mr. Pierce is the trustee. Also includes 100,000 shares subject to vested RSUs.

(14)	Mr. Silvers left the Company in January 2023. The holdings shown include 150,000 shares subject to vested RSUs that are scheduled to settle in July 2023. Mr. Silvers also holds 84,659 RSUs that are scheduled to settle between December 2023 and December 2025.

(15)	Includes an aggregate of 1,671,310 shares subject to vested RSUs and 12,456 shares subject to RSUs that are scheduled to vest within 60 days.

32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Nicholas Weil, the son of A. Lorne Weil, our Executive Chairman, serves as Head of Business Development, U.S. Lotteries, for our subsidiary Inspired Gaming (USA) Inc. For 2022, Nicholas Weil was paid a base salary of $150,000 and he was awarded a bonus under the Company’s STIP in the amount of $20,250. He received 2,609 RSUs under the Company’s equity award program for 2022.

On December 31, 2021, the Company entered into a consultancy agreement with Richard Weil, the brother of A. Lorne Weil, our Executive Chairman, under which he received a success fee in the amount of $130,000 for services he provided in connection with our acquisition of Sportech Lotteries, LLC. Under the agreement, as extended in November 2022, he will provide consulting services relating to the lottery in the Dominican Republic through to June 30, 2023 at a rate of $10,000 per month and, with respect to such services, the aggregate amount incurred by the Company in consulting fees for the year ended December 31, 2022 was $120,000.

Policies and Procedures for Related Person Transactions

Our Audit Committee must review and approve any related person transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the company and our stockholders. A summary of such policies and procedures is as follows:

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At each of its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director; and

●	whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the Chairman of the Audit Committee, participate in some or all of the Compensation Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

33

PROPOSALS TO BE VOTED ON:

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

Director Nominees

The Board proposes the election of the following seven individuals to serve on the Board until the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified: A. Lorne Weil, Michael R. Chambrello, Ira H. Raphaelson, Desiree G. Rogers, Steven M. Saferin, Katja Tautscher and John M. Vandemore. Each of these individuals currently serves on the Company’s Board.

Pursuant to a stockholders agreement dated December 23, 2016 by and among the Company, the sponsors of the Company’s initial public offering and certain other parties, Mr. Weil is the designated director of the Hydra Sponsor; and Messrs. Chambrello and Raphaelson are the joint designees of the Macquarie Sponsor and Hydra Sponsor.

Brief statements as to each nominee’s background and a statement as to why the Board considers such nominee to be qualified and recommends such nominee for election are set forth above under the heading “Directors, Executive Officers and Corporate Governance.” Each nominee has advised us that he or she is willing to be named as a director nominee and to serve as a director if elected.

Vote Required for Approval

Assuming there is a quorum, the directors will be elected by a plurality of the votes cast.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE SEVEN DIRECTOR NOMINEES TO SERVE ON THE BOARD UNTIL THE 2024 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

PROPOSAL NUMBER TWO—APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking, on an advisory basis, a stockholder vote for approval with respect to compensation awarded to our Named Executive Officers and we are asking for your advisory vote on the following resolution (“say-on-pay vote” resolution):

“RESOLVED, that the stockholders approve the compensation paid to the Named Executive Officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion, the summary compensation table and related compensation tables and other related disclosure.”

Information with respect to Named Executive Officer compensation is described in more detail in the section of this proxy statement entitled “Executive Compensation.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL NUMBER THREE— APPROVAL OF THE INSPIRED ENTERTAINMENT, INC. 2023 OMNIBUS INCENTIVE PLAN

The Proposal

On April 10, 2023, our Board adopted, subject to stockholder approval at the Annual Meeting, the Inspired Entertainment, Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”). A copy of the 2023 Plan is annexed as Annex A to this proxy statement.

34

Reasons for the 2023 Plan

The 2021 Omnibus Incentive Plan (the “2021 Plan”) is the only stockholder approved equity plan under which awards can currently be made. The 2021 Plan was intended to provide for anticipated rewards through December 31, 2023 and has been used, consistent with the Compensation Committee’s plan submission to seek stockholder approval of the 2023 Plan at the Annual Meeting, to provide sufficient shares to support grants over three years of LTIP awards to employees (for 2021, 2022 and 2023), as well as grants to members of the Office of the Executive Chairman to secure new contracts, funding for 50,000 chairman’s shares each year to employees who have demonstrated outstanding commitment to the Company’s core principles, three years of non-employee directors’ share awards, and shares for new hires and retention. As of April 10, 2023, only 279,232 shares remain available for grant under the 2021 Plan, which includes shares that have rolled over from the Company’s predecessor plan (the 2018 Plan) which was frozen in May 2021.

The Company is requesting stockholder approval of 2,700,000 additional shares under the 2023 Plan to cover the three years to the end of 2026. Our Board believes that the approval of the 2023 Plan by our stockholders is essential to our ability to continue to grow our business, hire critical talent and retain and motivate executives, employees, non-employee directors, consultants, and advisors. Our Board believes that the Company’s interests and the interests of our stockholders will be advanced if we can continue to offer equity incentive awards that further our long-term business objectives. The Board also took into consideration the following:

●	Expanding Our Equity Participation Consistent with the Company’s Growth: As our operations have grown significantly, the Company has broadened the number of employees eligible to receive LTIP awards. Since adoption of the 2021 Plan, our employee LTIP participation has increased by approximately 360% (of the overall employee population, 16% are now LTIP eligible);
●	Expected Duration: The 2023 Plan is intended to provide for anticipated equity grants through December 31, 2026, including awarding the 375,000 sign-on RSUs pursuant to the terms of our new employment agreements with each of Mr. Weil, our Executive Chairman, and Mr. Pierce, our President and Chief Executive Officer;
●	2023 vs. 2021 Share Request: The 2,700,000 new share request under the 2023 Plan is approximately 7% lower than the 2021 new share request of 2,900,000; and
●	2023 vs. 2021 Dilution Levels: Our fully diluted overhang as of December 31, 2022 (inclusive of the new share request) of 17.1% under the 2023 Plan is less than the corresponding 20.9% fully diluted overhang as of December 31, 2020 under the 2021 Plan.

The Compensation Committee would retain broad discretion with respect to its ability to grant equity incentive awards under the 2023 Plan. Accordingly, as part of our effort to carefully manage our ongoing share usage, the Compensation Committee intends to implement the following grant procedures:

●	Unless otherwise determined by the Compensation Committee in unusual circumstances, any annual equity awards granted under the 2023 Plan to employees and non-employee directors will be converted from target award values to a corresponding number of shares underlying awards using the higher of (x) the twenty trading day average closing price of the immediately preceding year’s high closing price of our Common Stock and (y) the twenty trading day average closing price of the Common Stock before the date of grant, but in any event at a price no lower than 80% of the price at which restricted stock units were granted for the immediately preceding year’s annual LTIP awards (which was $12).

●	Further, the Compensation Committee retains full discretion to manage the volume of share utilization in order to ensure that the amount of RSUs authorized under the Plan will adequately cover all proposed uses during the three years intended to be covered by the Plan. Consequently, in the event the Common Stock price on the date of grant would result in the issuance of equity awards greater than the contemplated per year usage, the Compensation Committee may reduce such equity awards to amounts that it deems to be in the best interest of our stockholders and reasonable to 2023 Plan participants. The Compensation Committee may do so by utilizing any number of mechanisms, including one or more of the following approaches: use of capped share amounts, a higher stock price for purposes of determining the number of shares, pro-ration and limits on the maximum number of shares issuable pursuant to an earnout of performance awards.

If our stockholders approve the 2023 Plan, the 2023 Plan would become effective on the date of such approval and would replace the 2021 Plan, except that outstanding awards subject to the 2021 Plan would remain governed by the terms of the 2021 Plan and applicable grant agreements. If our stockholders do not approve the 2023 Plan, the 2021 Plan will remain in effect in its current form, but we will not have sufficient shares available to grant an appropriate level of equity awards in the next annual award cycle in 2024.

35

Governance Highlights

The 2023 Plan continues to incorporate numerous governance “best practices” as determined by ISS from the 2021 Plan, including:

☑	No “liberal share recycling” of any awards.

☑	Minimum 100% fair market value exercise price for options and SARs.

☑	No “liberal” change in control definition or automatic “single-trigger” change in control vesting.

☑	No “evergreen” share increases or automatic “reload” awards.

☑	No tax gross-ups.

☑	Dividends and dividend equivalent rights, if any, on all awards are subject to the same vesting requirements as the underlying award and will only be paid at the time those vesting requirements are satisfied. There are no dividends or dividend equivalents on options or SARs.

☑	No repricing of options or SARs and no cash buyout of underwater options and SARs without stockholder approval, except for equitable adjustments in connection with certain corporate transactions.

☑	All awards subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy as in effect from time to time; and (ii) applicable law.

☑	Subject the enhancements noted above and certain other conforming or administrative changes, the 2023 Plan is substantially similar to the 2021 Plan.

Impact on Dilution and Fully-Diluted Overhang

Our Board recognizes the impact of dilution on our stockholders and has evaluated this share request carefully in the context of the need to motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities and provide flexibility in making strategic talent acquisitions as the management team achieved 2022 results that brought market segment recognition in both absolute and post-pandemic conditions. If the 2023 Plan is approved, the total fully-diluted overhang as of December 31, 2022, would be approximately 17.1% — a significant reduction in the dilutive effect of the 2021 Plan. In this context, fully-diluted overhang is calculated as the sum of unvested awards outstanding under all prior plans plus the shares available for grant under the 2021 Plan plus the 2,700,000 proposed increase to the share reserve under the 2023 Plan (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of December 31, 2022. The calculation excludes vested but unsettled restricted share units outstanding under the LTIPs, which were granted to members of the Office of the Executive Chairman and to our non-employee directors and will settle when a participant’s services terminate or in the event of a change-in-control. Our Board believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.

Expected Duration of the Share Reserve

We expect that the share reserve under the 2023 Plan, if this proposal is approved by our stockholders, will be sufficient for equity-based incentive awards for three years through to December 31, 2026. Expectations regarding future share usage could be impacted by a number of factors, such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the 2023 Plan’s reserve under permitted addbacks; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

36

Key Stock Plan Data

The following table sets forth information regarding stock-settled equity awards granted over each of the last three years:

	2022	2021	2020	3-Year Avg.
Stock Options/Stock Appreciation Rights (SARs) Granted	0	0	0	—
Target Number of Stock-Settled Restricted Shares/Units Granted	543,178	1,728,236	1,117,039	—
Weighted-Average Basic Common Shares Outstanding	26,446,374	22,897,997	22,399,333	—
Share Usage Rate	2.1%	7.5%	5.0%	4.9%

The following table sets forth certain overhang information as of December 31, 2022 with respect to the Company’s equity compensation plans:

Stock Options/SARs Outstanding	0
Total Unvested Stock-Settled Full-Value Awards Outstanding	1,647,544
—Excludes 1,703,142 Vested but Unsettled Awards	—
Shares Available for Grant under 2021 Plan *	1,002,805
Proposed Increase to Share Reserve under 2023 Plan	2,700,000
Basic Common Shares Outstanding	25,909,516

* For reference purposes, the remaining shares available for grant under the 2021 Plan is denoted as of fiscal year end. The number of shares to be rolled-over into the 2023 Plan will be equal to the actual number of shares which remain available for grant under the 2021 Plan as of the effective date of the 2023 Plan. Upon stockholder approval of the 2023 Plan, no further awards will be made under the 2021 Plan.

As of December 31, 2022, our fully-diluted overhang was 9.3%, which would increase to 17.1% upon stockholder approval of the proposed share reserve under the 2023 Plan.

As of April 11, 2023, the per-share closing price of our Common Stock as reported on the Nasdaq was $12.08.

The material terms of the 2023 Plan are summarized below. This summary of the 2023 Plan is not intended to be a complete description of the Plan, and is qualified in its entirety by the actual text of the 2023 Plan to which reference is made, which is attached to this proxy statement as Annex A.

Administration

The 2023 Plan is administered by the Compensation Committee, which has the authority to designate participants, grant awards, determine the types of awards and the number of shares of common stock to be covered by awards, determine the terms and conditions of any awards, construe and interpret the 2023 Plan and related award agreements, accelerate the vesting of any outstanding awards and make other decisions and determinations for the administration of the 2023 Plan. To the extent permitted by applicable law, the Compensation Committee is generally permitted to delegate certain of its authority under the 2023 Plan to the Board, or to a special committee consisting of one or more members of the Board who may be officers of the Company. However, the Compensation Committee may not delegate its authority to a member of the Board who is an executive officer of the Company with regard to the participation of, or the timing, pricing or amount of an award to, an officer, director or other person subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

37

Shares Available for Issuance under the 2023 Plan

Under the 2023 Plan, we would be authorized to issue grants for equity awards with respect to 2,700,000 shares, plus the shares which, as of the effective date, are available for grant under the 2021 Plan and that are subject to outstanding awards under the 2021 Plan and its predecessor plan (2018 Plan) that would again become available for grant as a result of cancellations or other terminations.

If any award granted under the 2023 Plan, the 2021 Plan or the 2018 Plan expires or is canceled, forfeited, or settled in cash, the undelivered shares will again become available for awards under the 2023 Plan.

The 2023 Plan does not permit “liberal” share recycling. Accordingly, any shares subject to an award will not be available for issuance under the 2023 Plan if such shares are (i) delivered to or withheld by the Company to pay withholding taxes with respect to any awards, (ii) subject to an option or stock appreciation right and were not issued upon the net settlement or exercise of such option or stock appreciation right, (iii) delivered to the Company to pay the purchase price related to an outstanding option or stock appreciation right, or (iv) repurchased by the Company with option exercise proceeds. Shares that are forfeited, cancelled, expire unexercised, or are settled in cash will be available again for awards under the 2023 Plan.

Awards and the shares of common stock authorized under the 2023 Plan, are subject to adjustment as described below under “Changes in Capital Structure and Similar Events.”

Limits on Awards

A director who is not an employee of ours or an affiliate may not be granted awards denominated in shares of our Common Stock, the aggregate grant date fair market value of which exceeds, in any calendar year, $250,000; provided, that the foregoing limitation will not apply to any award made pursuant to an election by a director to receive an award in lieu of all or a portion of the annual and/or committee retainers or other cash fees payable to such director.

Eligibility

Participants in the 2023 Plan will consist of such officers, other employees, non-employee directors, consultants, and advisors of the Company or its affiliates, as selected by the Compensation Committee in its sole discretion. As of the date hereof, there are approximately 1,500 employees, including officers, who would be eligible to participate in the 2023 Plan, if selected by the Compensation Committee. There are currently six non-employee directors and one consultant who would be eligible to participate in the 2023 Plan.

Grants of Awards

Pursuant to the 2023 Plan, the Compensation Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, and stock bonus awards. No awards may be granted under the 2023 Plan following the 10th anniversary of the effective date of the 2023 Plan.

Stock Options. The 2023 Plan allows the grant of both incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-qualified stock options. The Compensation Committee notes that under existing relevant tax laws in the US, the award of options would accelerate the utilization of authorized shares and is therefore not deemed a desirable use of the allotments sought under the Plan. Though tax laws change, the Compensation Committee has not issued options incentives since the formation of the company and does not intend to do so at this time. A stock option granted under the 2023 Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of common stock at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the Compensation Committee at the time of grant and, except with respect to substitute awards granted in connection with a corporate transaction, will not be less than the fair market value of the underlying shares of common stock on the date of grant (or not less than 110% of the fair market value of the underlying shares in the case of an incentive stock option if the recipient is a 10% stockholder of the Company).

38

Stock options will vest in accordance with the terms of the applicable award agreement. The maximum term of a stock option granted under the 2023 Plan is 10 years from the date of grant (or five years in the case of an incentive stock option if the recipient is a 10% stockholder of the Company). Payment of the exercise price of a stock option may be made in a manner approved by the Compensation Committee, which may include any of the following payment methods: cash, check (subject to collection), cash equivalent and/or vested shares of Common Stock (valued at fair market value on the date of exercise), pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the Compensation Committee, pursuant to a delivery of a notice of “net exercise” (whereby the Company withholds from the delivery of shares for which the option is exercised shares having a fair market value equal to the aggregate exercise price of the option), or in any other form of consideration approved by the Compensation Committee.

A maximum of 2,700,000 shares may be granted in the form of incentive stock options under the 2023 Plan.

Stock Appreciation Rights. A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the shares of common stock over a specified period. Stock appreciation rights may be granted in connection with an option, and may be settled in shares of common stock, cash, other securities or property or a combination thereof, as determined by the Compensation Committee. The base price applicable to a stock appreciation right will be set by the Compensation Committee at the time of grant and, except with respect to substitute awards granted in connection with a corporate transaction, will not be less than the fair market value of a share of common stock on the date of grant. The maximum term of a stock appreciation right granted in connection with an option will be the maximum term for the corresponding option, and for a stock appreciation right granted independent of an option is a period determined by the Compensation Committee, but no longer than 10 years from the date of grant.

Restricted Stock. An award of restricted stock is a grant of shares of common stock which are subject to a substantial risk of forfeiture during a restricted period established in the applicable award agreement. Except as otherwise provided in an award agreement, holders of restricted stock will generally have the right to vote the shares during the period of restriction and to receive dividends subject to vesting and forfeiture to the same degree as the shares of restricted stock to which such dividends relate.

Restricted Stock Units. A restricted stock unit (“RSU”) is a notional unit representing the right to receive one share of common stock (or, to the extent specified in the award agreement, the cash value of one share) on a specified settlement date. Unless otherwise set forth in an award agreement, an award as to which the applicable conditions have been satisfied will be settled in shares of common stock, upon a participant’s termination of service (including due to death or disability) or, if earlier, a change in control; provided, the Compensation Committee may, in its discretion, and subject to the requirements of Section 409A of the Code, elect to pay cash or part cash and part shares of common stock in lieu of delivering only shares of common stock in respect of such award. Unless otherwise set forth in an award agreement, a participant will not be entitled to any dividends with respect to the restricted stock units prior to settlement. Unless otherwise set forth in an award agreement, a participant will not be entitled to any dividends with respect to the restricted stock units prior to settlement.

Stock Bonus Awards. The 2023 Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to shares of the Company’s Common Stock. Any such award will be subject to such conditions not inconsistent with the 2023 Plan as are set forth in the award agreement.

No Dividends or Dividend Equivalents on Unvested Awards

In no event will dividends or dividend equivalents be paid with respect to options or stock appreciation rights under the 2023 Plan. Further, notwithstanding anything to the contrary, with respect to full-value awards, if such award provides for a right to dividends or dividend equivalents, any dividends or dividend rights will be subject to the same vesting requirements as the underlying award and will only be paid at the time those vesting requirements are satisfied.

39

Changes in Capital Structure and Similar Events

In the event of any dividend or other distribution (whether in the form of cash, common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of common stock or other securities, issuance of warrants or other rights to acquire shares of common stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a change in control (as defined in the 2023 Plan)) that affects our common stock, or (b) unusual or nonrecurring events (including, without limitation, a change in control) affecting the Company, any affiliate, or our financial statements or the financial statements of any affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Compensation Committee in its sole discretion to be necessary or appropriate in order to prevent dilution or enlargement of rights, then the Compensation Committee will make any such adjustments that, in its sole discretion, are equitable and consistent with the requirements of applicable law.

Change in Control

Except to the extent provided in an award agreement or otherwise by the Compensation Committee in accordance with its authority under the 2023 Plan, in the event of a participant’s termination of employment or service without cause by the Company or an affiliate within the twelve (12) month period immediately following a change in control (such that the participant’s awards would otherwise be cancelled), the following will apply:

● any unvested options and stock appreciation rights held by the participant will become vested and exercisable on the effective date of such termination; and

● the restricted period applicable to any unvested restricted stock, restricted stock units or other awards held by the participant will expire (including without limitation any applicable performance conditions) and such awards will be deemed vested on the effective date of such termination.

The Compensation Committee will also have discretion, in the event of a change in control, and subject to the terms of any applicable award agreement and compliance with the requirements of Section 409A of the Code, to accelerate the vesting, payment or right to exercise of any award effective immediately upon the occurrence of the change in control and cause the restrictions and forfeiture conditions applicable to any award to lapse and deem such awards fully vested and any performance conditions imposed with respect to awards to be fully achieved.

Prohibition on Repricing

The 2023 Plan provides that, except in connection with certain changes in capital structure and similar corporate events, the Compensation Committee will not, without the approval of the Company’s stockholders, (a) lower the exercise price of an option or stock appreciation right, (b) cancel an option or stock appreciation right when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award, or (c) take any other action with respect to an option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Common Stock are listed.

Clawback and Repayment

All awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy as in effect from time to time; and (ii) applicable law. Further, to the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant will be required to repay any such excess amount to the Company.

40

Non-Transferability of Awards

Except as otherwise permitted by the Compensation Committee, awards are non-transferable other than by will or the laws of descent and distribution and restricted stock is generally non-transferable. For the avoidance of doubt, awards may not be transferred to an unrelated third party for consideration.

Termination and Amendment

The Board may amend, alter, suspend, discontinue or terminate the 2023 Plan at any time, except that no amendment may, without stockholder approval, (a) change the eligibility requirements under the 2023 Plan or (b) violate the stockholder approval requirements of the national securities exchange on which the shares of Common Stock are principally listed. The Compensation Committee may amend the terms of any award granted under the 2023 Plan, provided that any such amendment that would materially and adversely affect the rights of any participant will not be effective without the consent of the affected participant. The 2023 Plan will expire on the tenth anniversary of approval by stockholders.

Material U.S. Federal Income Tax Consequences

The following is a brief discussion of the U.S. federal income tax consequences for awards granted under the 2023 Plan. The 2023 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances, and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the 2023 Plan are encouraged to consult with their own tax advisors.

Non-Qualified Stock Options and Stock Appreciation Rights. With respect to non-qualified stock options and stock appreciation rights, (i) no income is recognized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise (or, in the case of a cash-settled stock appreciation right, the cash received), and the Company is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to the Company as a result of such sale.

Incentive Stock Options. No income is recognized by a participant upon the grant or exercise of an incentive stock option. However, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no sale or taxable disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes.

If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either of the holding periods described above, generally (i) the participant will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the Company will generally be entitled to deduct such amount for federal income tax purposes. Any gain (or loss) recognized by the participant upon a subsequent sale or taxable exchange of the shares will be taxed as short-term or long-term capital gain (or loss), depending on the applicable holding period, and no deduction will be allowed by the Company.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.

41

Restricted Stock. Unless a participant makes a valid Section 83(b) election as described below, such participant will generally not recognize federal taxable income when he or she receives a grant of restricted stock, and the Company will not be entitled to a deduction until the stock is transferable by the participant or is otherwise no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time (less any amounts paid for the shares), and generally, the Company will be entitled to a deduction in the same amount. Any gain or loss recognized by the participant upon a later disposition of the common stock will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date the stock became transferable or ceased to be subject to a substantial risk of forfeiture.

A participant may elect to recognize ordinary income at the time that a restricted stock award is granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at the time of grant, determined without regard to certain restrictions. This election is referred to as a Section 83(b) election. In that event, the Company will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date of the original transfer to the participant. The participant may not claim a credit for any tax previously paid on stock that is later forfeited.

Restricted Stock Units. If a participant is granted an award of restricted stock units, he or she will not be required to recognize any taxable income at the time of grant or at the time that the award vests. Upon distribution of shares or cash in respect of a restricted stock units, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and the Company will receive a deduction equal to the income recognized thereby. The subsequent disposition of shares acquired pursuant to an award of restricted stock units will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.

Stock Bonus Awards. A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the shares of Common Stock subject to the award is transferred to the participant over the amount the participant paid for such shares, if any. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for Federal income tax purposes.

Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal and applicable state and local income tax and applicable tax withholding requirements with respect to an employee participant.

Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer, the corporation’s chief financial officer and certain other current and former executive officers of the corporation.

42

New Plan Benefits

The following table summarizes the aggregate grants approved by the Compensation Committee, subject to approval by the Company’s stockholders, to each of the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all other participants as a group, as of April 11, 2023. Such awards consist solely of the 375,000 sign-on RSUs to be awarded pursuant to each of Mr. Weil’s and Mr. Pierce’s amended employment agreement.

Name and Position	Adjusted EBITDA Based RSUs (1)	Stock Price Based RSUs (2)
A. Lorne Weil Executive Chairman	125,000	125,000
Brooks H. Pierce President and Chief Executive Officer	125,000
Daniel B. Silvers Former Executive VP & Chief Strategy Officer
Executive Group	250,000	125,000
Non-Executive Director Group
Non-Executive Employee Group

(1)	The number of Adjusted EBITDA Based RSUs reflect the target number of RSUs which is the maximum number eligible to vest based on the performance level attained. Each year in the period of 2025 to 2027, Mr. Weil will have the opportunity to earn a one-third tranche of approximately 41,666 of such Adjusted EBITDA Based RSUs. Each year in the period of 2025 to 2026, Mr. Pierce will have the opportunity to earn a tranche of 62,500 of such Adjusted EBITDA Based RSUs. For a year in which the Compensation Committee determines that the performance level has been attained in excess of the 100% target amount, with respect to Mr. Weil, such excess EBITDA will be applied to the subsequent year in determining whether the subsequent year’s target has been met.

(2)	The Stock Price Based RSUs are earned by meeting the stock price targets as determined by the average closing price of the Company’s common stock for any consecutive 45 calendar day period commencing on the effective date of Mr. Weil’s employment agreement (i.e., January 1, 2023). The tranches are as follows – 31,250 RSUs at $15.00; 31,250 RSUs at $17.50; 31,250 RSUs at $20.00; and 31,250 RSUs at $22.50. The stock price target applicable to the first tranche was met — $15.00 in February 2023.

Because future awards under the 2023 Plan are in the discretion of the Compensation Committee and will also depend on the fair market value of the shares at various future dates, it is not possible to determine additional benefits that may be received if the 2023 Plan is approved by stockholders. In addition, please see “Long-Term Equity Awards” section above for a description of the RSUs approved as formula awards to our executive officers in February 2022 and please see “Director Compensation” section above for a description of the equity grant program for our non-employee directors.

Vote Required for Approval

Assuming there is a quorum at the Annual Meeting, this proposal will be approved if the majority of the votes cast in respect of such proposal by the stockholders present in person or represented by proxy are “for” votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE INSPIRED ENTERTAINMENT, INC. 2023 OMNIBUS INCENTIVE PLAN.

43

PROPOSAL NUMBER FOUR—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

Our Audit Committee charter provides that the Audit Committee is responsible for appointing the Company’s independent auditor. The Audit Committee has appointed KPMG LLP (“KPMG”) to serve as the Company’s independent auditor for our fiscal year ending December 31, 2023 and recommends that the Company’s stockholders ratify the appointment. Previously, Marcum LLP (“Marcum”) served as the Company’s independent auditor.

Neither KPMG LLP nor Marcum is expected to have a representative attend the Annual Meeting.

If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider the selection of KPMG, but may determine that continued retention is in our Company’s and our stockholders’ best interests. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines a change would be in our Company’s and our stockholders’ best interests.

Change in Independent Registered Public Accounting Firm

As previously disclosed in our Current Report on Form 8-K filed with the SEC on March 23, 2023, on March 17, 2023, the Company dismissed Marcum as the Company’s registered public accounting firm effective as of that date and approved the engagement of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2023. These decisions were approved by the Audit Committee. Marcum served as our independent registered public accounting firm since 2016.

The audit reports of Marcum on the Company’s financial statements as of and for the years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principle. The audit report of Marcum on the effectiveness of internal control over financial reporting as December 31, 2022 indicates that the company did not maintain effective internal control over financial reporting as at December 31, 2022 and 2021 because of the effect of material weaknesses as described below.

During the fiscal years ended December 31, 2022 and 2021 and through March 17, 2023, there were no (i) disagreements with Marcum on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that Marcum advised the Company that the following material weaknesses existed. As of December 31, 2021, the Company had not established an effective control environment due to the ineffective design and implementation of certain process controls, including management review controls. As of December 31, 2022, the Company had internal control deficiencies due to (i) IT program and data changes affecting the Company’s financial IT applications and underlying accounting records, not being identified, tested, authorized, and implemented appropriately to validate that data produced by its relevant IT system(s) was complete and accurate, (ii) one aspect of the Company’s cash collection process related to the completeness and accuracy (risk of understatement) of the Company’s recording of cash collection amounts relating to the Company’s holiday park business, in that the process for reviewing and approving cash receipts was not consistently documented or implemented, and (iii) the design and operation of the Company’s contract review and approval process in relation to certain contract amendments.

We provided Marcum with a copy of the disclosures made in our Current Report on Form 8-K filed with the SEC on March 23, 2023 (the “Form 8-K”) and requested that Marcum furnish us with a letter addressed to the SEC stating whether or not Marcum agrees with our statements. A copy of the letter, furnished by Marcum in response to that request, was filed as Exhibit 16.1 to the Form 8-K.

During the fiscal years ending December 31, 2022 and 2021, and through March 18, 2023, the Company has not consulted KPMG regarding (i) application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) of Regulation S-K or a reportable event (as defined in Item 304(a)(1)(v) of Regulation 8-K).

Fees Paid to Independent Registered Public Accounting Firm

Marcum LLP audited our financial statements for the fiscal years ended December 31, 2021 and December 31, 2022. The aggregate fees billed to us for services provided by Marcum LLP were as follows:

	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Audit fees (1)	$1,182,000	$1,573,000
Audit-related fees (2)	—	—
Tax and other fees (3)	—	—
Total	$1,182,000	$1,573,000

(1)	Audit fees include (i) fees associated with the audits of our consolidated financial statements; (ii) reviews of our interim quarterly consolidated financial statements and (iii) comfort letters, consents and other items related to Securities and Exchange Commission matters.

44

(2)	No audit-related fees were paid.

(3)	No tax-related fees or other fees were paid.

Pre-Approval Policy

Our Audit Committee has pre-approved all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof.

Vote Required for Approval

Assuming there is a quorum, this proposal will be approved if the majority of the votes cast in respect of such proposal by the stockholders present in person or represented by proxy are “for” votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card to vote the shares represented by them on such matters according to their best judgment.

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2024 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 15, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to Inspired Entertainment, Inc., 250 West 57th Street, Suite 415, New York, New York 10107, Attention: Company Secretary.

Our bylaws also provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. In addition to other applicable requirements, stockholders wishing to nominate a candidate for director or to propose other business at the 2024 annual meeting of stockholders must ensure written notice is received by our Secretary at Inspired Entertainment, Inc., 250 West 57th Street, Suite 415, New York, New York 10107, not less than 90 or more than 120 days prior to the one-year anniversary of the date of the preceding year’s annual meeting of stockholders (between January 10, 2024 and February 9, 2024). However, if the date of the 2024 annual meeting of stockholders is advanced more than 45 days prior to, or delayed by more than 45 days after, the anniversary of the preceding year’s annual meeting of stockholders, then, to be timely, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting of stockholders or later than the close of business on the later of (i) the 90th day prior to such annual meeting of stockholders or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. The public announcement of an adjournment of an annual meeting will not commence a new time period for the giving of a stockholder’s notice as described in this section. The notice must include all of the information required by the Company’s Bylaws.

To be in proper written form, a stockholder’s notice to the Company Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (a) a brief description of the matter desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend our bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (b) the name and address of the stockholder of record and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class or series and number of shares of our capital stock that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (d) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (e) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (f) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. The foregoing notice requirements will be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified us of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) under the Exchange Act and such stockholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by us to solicit proxies for such annual meeting. Notwithstanding the foregoing provisions of this section, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present the proposed business, such proposed business will not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Company.

45

To be in proper written form, a stockholder’s notice to the Company Secretary to nominate directors must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Notwithstanding the foregoing provisions of this section, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present the nomination, such nomination will be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company.

In addition to the requirements described above, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the foregoing matters. We may refuse to acknowledge any stockholder proposal not made in compliance with the foregoing procedures.

In addition to satisfying the advance notice requirements under the Company’s Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-9(b) under the Exchange Act. Such notice must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2024 annual meeting of stockholders, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than March 11, 2024.

Householding Information

Unless we have received contrary instructions, we may send a single copy of our proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. If you prefer to receive multiple sets of our proxy materials at the same address this year or in future years; or, if you share an address with another stockholder and would like to receive only a single set of our proxy materials, please request a change in your delivery preferences as follows:

●	If you are a record holder, you should contact us at our offices at Inspired Entertainment, Inc., 250 West 57th Street, Suite 415, New York, New York 10107, Attn: Company Secretary; or

●	If you are a beneficial owner, you should contact the bank, broker or other nominee that holds your shares.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be accessed over the Internet free of charge at the SEC’s website at www.sec.gov or at our website at www.inseinc.com. Our website also contains our Code of Ethics and our Board committee charters.

If you have questions about this Proxy Statement or require assistance voting your shares, please contact us by telephone or in writing:

Corporate Secretary

Inspired Entertainment, Inc.

250 West 57th Street, Suite 415

New York, New York 10107

Tel: (646) 565-3861

46

ANNEX A

INSPIRED ENTERTAINMENT, INC.

2023 OMNIBUS INCENTIVE PLAN

1. Purpose. The purpose of the Inspired Entertainment, Inc. 2023 Omnibus Incentive Plan is to supersede the 2021 Plan and to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout this Plan:

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, and Stock Bonus Award granted under this Plan.

(c) “Award Agreement” means an agreement, or other instrument or document, including an electronic communication, delivered in accordance with Section 14(a) of this Plan evidencing the grant of an Award hereunder.

(d) “Board” means the Board of Directors of the Company.

(e) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

A-1

(f) “Cause” shall have the meaning set forth in the applicable Award Agreement or Participant Agreement, provided that if the applicable Award Agreement or Participant Agreement does not contain such a definition, “Cause” shall mean, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Company or an Affiliate, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the Award Agreement, the Participant Agreement, or any policies of the Company or an Affiliate, including, but not limited to, the Inspired Entertainment, Inc. Code of Ethics, those policies relating to sexual harassment or the disclosure or misuse of confidential information, or those policies set forth in the manuals or statements of policy of the Company or Affiliate; (4) the Participant’s act(s) of gross negligence or willful misconduct in the course of his or her employment or service with the Company or Affiliate; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties for the Company or Affiliate or willful or repeated failure or refusal to perform such duties. If, subsequent to the termination of a Participant for any reason other than by the Company or Affiliate for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Company or Affiliate for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such termination that would have been forfeited under the Plan had such termination been by the Company or Affiliate for Cause.

(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) A change in ownership or control of the Company affected through a transaction or series of transactions (other than an offering of Common Shares to the general public through a registration statement filed with the Securities and Exchange Commission or similar non-U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(ii) The date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

A-2

(iii) The consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (1) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (2) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (3) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (1), (2), and (3) above shall be a “Non-Control Transaction”); or

(iv) The sale or disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increase the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

A-3

(i) “Committee” means a committee of at least two non-employee directors as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(j) “Common Shares” means the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(k) “Company” means Inspired Entertainment, Inc., and its successors and assigns.

(l) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(m) “Disability” means a “permanent and total” disability incurred by a Participant while in the employ of the Company or an Affiliate. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(n) “Effective Date” means May 10, 2023.

(o) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” for purposes of applicable stock exchange listing requirements.

(p) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(r) “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

A-4

(s) “Fair Market Value” means, as of any date when Common Shares are listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Common Shares are listed and traded on the Date of Grant or, if the closing price is not reported on such date, the closing price reported on the most recent date prior to the Date of Grant. If Common shares are not listed on a national securities exchange, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(t) “Immediate Family Members” shall have the meaning set forth in Section 14(b) of this Plan.

(u) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(v) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan. “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(w) “Option” means an Award granted under Section 7 of this Plan.

(x) “Option Period” has the meaning given such term in Section 7(c) of this Plan.

(y) “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.

(z) “Participant Agreement” means an employment or other services agreement between a Participant and the Company or an Affiliate that describes the terms and conditions of such Participant’s employment or service with the Company or an Affiliate and is in effect as of the date the Committee approves the grant of the applicable Award to the Participant.

(aa) “Performance Criteria” means any of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; (xxiv) strategic plan development and implementation; and (xxv) any other objective or subjective measures determined by the Committee from time to time.

A-5

(bb) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.

(cc) “Person” has the meaning given such term in the definition of “Change in Control.”

(dd) “Plan” means this Inspired Entertainment, Inc. 2023 Omnibus Incentive Plan, as amended from time to time.

(ee) “Prior Plan” means the Inspired Entertainment, Inc. 2018 Omnibus Incentive Plan and 2021 Omnibus Incentive Plan, as amended from time to time.

(ff) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(gg) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(hh) “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(ii) “SAR Period” has the meaning given such term in Section 8(c) of this Plan.

(jj) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(kk) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(ll) “Stock Bonus Award” means an Award granted under Section 10 of this Plan.

(mm) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

A-6

(nn) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(oo) “Substitute Award” has the meaning given such term in Section 5(e).

(pp) “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date, subject to approval by the stockholders of the Company, which approval shall be within twelve (12) months after the date this Plan is adopted by the Board. The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards. Upon effectiveness of the Plan, no further awards will granted under the Prior Plan.

4. Administration.

(a) The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan), it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

A-7

(b) Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, including, without limitation, vesting terms and conditions for any Award hereunder which may include the achievement of any Performance Criteria selected by the Committee; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

(c) The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and types of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under this Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to grants of Awards to persons subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated as acts of the Committee, and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards granted.

(d) Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including court costs and attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

A-8

(f) Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5. Grant of Awards; Shares Subject to this Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and/or Stock Bonus Awards to one or more Eligible Persons. Subject to Section 5(b) and Section 11 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of 2,700,000 Common Shares plus the number of Common Shares available for grant under the Prior Plan as of the Effective Date. Notwithstanding the foregoing, a director of the Company or an Affiliate who is not an employee of the Company or an Affiliate may not be granted Awards denominated in Common Shares, the aggregate Date of Grant Fair Market Value of which exceeds, in any calendar year, $250,000; provided, that the foregoing limitation shall not apply to any Award made pursuant to an election by a director to receive an Award in lieu of all or a portion of the annual and/or committee retainers and annual meeting fee payable to such director.

(b) Common Shares underlying Awards under this Plan or, after the Effective Date, awards under any Prior Plan, that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax withholding obligations of the Participant with respect to an Award; (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof; and (iv) shares purchased on the open market using cash proceeds from the exercise of Options.

(c) Awards that do not entitle the holder thereof to receive or purchase Common Shares shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

A-9

(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combination of the foregoing.

(e) Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan; provided, however that Common Shares issued under Substitute Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(f) After the Effective Date, notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event shall dividends or dividend equivalents be paid with respect to Options or Stock Appreciation Rights.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7. Options.

(a) Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan. A maximum of 2,700,000 Common Shares may be granted in the form of Incentive Stock Options.

A-10

(b) Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option (excluding an Option that is granted as a Substitute Award) shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate. Unless otherwise provided by the Committee in an Award Agreement:

(i) an Option shall vest and become exercisable with respect to one-third of the Common Shares subject to such Option on each of the first three anniversaries of the Date of Grant; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate;

(ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the Option Period; and

(B) 90 calendar days following termination of employment or service for any reason other than such Participant’s death or Disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

A-11

(iii) both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

Notwithstanding the foregoing provisions of Section 7(c) and consistent with the requirements of applicable law, the Committee, in its sole discretion, may extend the post-termination of employment period during which a Participant may exercise vested Options.

(a) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to the exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any applicable federal, state, local and/or foreign income and employment taxes withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest; and (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.

(b) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the transfer of such Common Shares to the Participant pursuant to his exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(c) Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

A-12

8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Options under this Plan). The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Exercise Price. The Strike Price per Common Share for each SAR (excluding a SAR that is granted as a Substitute Award) shall not be less than 100% of the applicable Fair Market Value of such share.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period). Unless otherwise provided by the Committee in an Award Agreement:

(i) a SAR shall vest and become exercisable with respect to one-third of the Common Shares subject to such SAR on each of the first three anniversaries of the Date of Grant;

(ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period; and

(B) 90 calendar days following termination of employment or service for any reason other than such Participant’s death or Disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(iii) both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

A-13

(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Common Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes withheld. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards.

(b) Restricted Accounts; Escrow or Similar Arrangement. Unless otherwise determined by the Committee, upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

A-14

(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award Agreement: (i) the Restricted Period shall lapse with respect to one-third of the Restricted Stock and Restricted Stock Units on each of the first three anniversaries of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon the termination of employment or service of the Participant granted the applicable Award.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such shares of Restricted Stock and, if such shares of Restricted Stock are forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award Agreement, following the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit on the earliest to occur of (A) the Participant’s termination of service for any reason, provided that such termination constitutes a “separation from service” under Section 409A of the Code, (B) the Participant’s death, (C) the Participant’s termination of service on account of Disability, and (D) a Change in Control; provided, however, that the Committee may (i) elect, as set forth in an Award Agreement, to pay cash or part cash and part Common Shares in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the 75th day of the calendar year following the calendar year in which settlement is required if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the applicable payment date, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes withheld. Notwithstanding anything contained herein to the contrary, the Committee in an Award Agreement may, in a manner consistent with the applicable requirements of Section 409A of the Code, enable a Participant to elect to defer the date on which settlement of the Restricted Stock Units shall occur.

A-15

10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

11. Changes in Capital Structure and Similar Events. In the event of (a) any extraordinary dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee to be necessary or appropriate in order to prevent dilution or enlargement of rights, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures;

(ii) subject to the requirements of Section 409A of the Code, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

A-16

(iii) subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the FASB Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 11 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Change in Control Provisions. Except to the extent provided in an Award Agreement or otherwise by the Committee in accordance with its authority under Section 4, in the event of a Participant’s termination of employment or service without Cause by the Company or an Affiliate within the twelve (12) month period immediately following a Change in Control (such that the Participant’s Awards would otherwise be cancelled (e.g., not be retained in accordance with Section 14(g)), notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of the Participant’s particular outstanding Award or Awards, the following shall apply:

(a) any unvested Options and SARs held by the Participant shall become vested and exercisable on the effective date of such termination; and

(b) the Restricted Period applicable to any unvested Restricted Stock, Restricted Stock Units or other Awards held by the Participant shall expire (including without limitation any applicable performance conditions) and such Awards shall be deemed vested on the effective date of such termination.

The Committee shall also have discretion, in the event of a Change in Control, and subject to the terms of any applicable Award Agreement and compliance with the requirements of Section 409A of the Code, to accelerate the vesting, payment or right to exercise of any Award effective immediately upon the occurrence of the Change in Control and cause the restrictions and forfeiture conditions applicable to any Award to lapse and deem such Awards fully vested and any performance conditions imposed with respect to Awards to be fully achieved.

A-17

13. Amendments and Termination.

(a) Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any national securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

(c) Repricing Prohibition, Other than pursuant to Section 11, the Committee shall not without the approval of the Company’s stockholders (a) lower the exercise price of an Option or Stock Appreciation Right, (b) cancel an Option or Stock Appreciation Right when the option price per share exceeds the Fair Market Value of one share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

14. General.

(a) Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement setting forth the terms and conditions applicable to the Award, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).

(b) Nontransferability; Trading Restrictions.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

A-18

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan. For the avoidance of doubt, Awards may not be transferred to an unrelated third party for consideration.

(iii) The terms of any Award transferred in accordance with subparagraph (ii) above shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv) The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes. In addition, the Committee, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes.

A-19

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the maximum individual statutory rate for the applicable tax jurisdiction).

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Unless otherwise provided by the Committee in an Award Agreement, each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his spouse or, if the Participant is unmarried at the time of death, his estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

A-20

(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point including following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) nor ceasing to serve in any office or capacity for the Company or its Affiliates while continuing to serve in one or more other offices or capacities for the Company or its Affiliates shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate for purposes of this Plan unless the Committee, in its discretion, determines otherwise.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

A-21

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

A-22

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and/or its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions.

(p) Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(s) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(t) Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment. In no event shall the Company or any of its Affiliates be liable for any taxes, penalties, interest, or other expenses that may be incurred by a Participant under Section 409A of the Code.

(u) Clawback and Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

(v) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.

A-23

FORM OF PROXY CARD (WHITE)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week

INSPIRED ENTERTAINMENT, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 8, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
www.cstproxy.com/inseinc/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

INSPIRED ENTERTAINMENT, INC.

Please mark your votes like this **X**

The Board of Directors Unanimously Recommends a Vote "FOR ALL" the Seven Director Nominees.

(1) A. Lorne Weil
(2) Michael R. Chambrello
(3) Ira H. Raphaelson
(4) Desirée G. Rogers
(5) Steven M. Saferin
(6) Katja Tautscher
(7) John M. Vandemore

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee(s), mark For All Except, and write the number(s) of the withheld nominee(s) on the line below.

____

The Board of Directors Unanimously Recommends a Vote "FOR" Proposal 2.

The Board of Directors Unanimously Recommends a Vote "FOR" Proposal 3.

	FOR	AGAINST	ABSTAIN
3. To approve the adoption of the Inspired Entertainment, Inc. 2023 Omnibus Incentive Plan.	☐	☐	☐

The Board of Directors Unanimously Recommends a Vote "FOR" Proposal 4.

Note: In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**__________, **2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held at 10:00 A.M., Eastern Time, on Tuesday, May 9, 2023:

The 2023 Proxy Statement and 2022 Annual Report are available at: www.inseinc.com

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

INSPIRED ENTERTAINMENT, INC.

The undersigned hereby appoints each of A. Lorne Weil and Carys Damon, acting singly, each with the power of substitution and revocation, to attend virtually and to represent the undersigned at the Annual Meeting of Stockholders of Inspired Entertainment, Inc., a Delaware corporation (the "Company"), to be held virtually online via a live webcast on Tuesday, May 9, 2023 at 10:00 A.M. Eastern Time, accessible by visiting **www.cstproxy.com/inseinc/2023** and at any adjournment or postponement thereof, and to vote the number of shares of common stock of the Company the undersigned would be entitled to vote if personally present at the meeting, in accordance with the instructions set forth on this proxy.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN, AND IN FAVOR OF PROPOSALS 2, 3 AND 4.

IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD AS PROMPTLY AS POSSIBLE.

(Continued and to be marked, dated and signed, on the other side)